Exhibit 10.35 CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. [***] [***] EXECUTION VERSION DATED 22 OCTOBER 2020 NOVAVAX, INC. AND THE SECRETARY OF STATE FOR BUSINESS, ENERGY AND INDUSTRIAL STRATEGY SARS-COV-2 VACCINE SUPPLY AGREEMENT

CONTENTS Clause Page 1. Definitions ......................................................................................................................... 3 2. Governance ...................................................................................................................... 14 3. Facilities .......................................................................................................................... 18 4. Development, Regulatory Obligations and Information Requirements. ......................... 19 5. Manufacture and Supply of Product ................................................................................ 22 6. Production Schedules and Business Continuity .............................................................. 27 7. Ordering ........................................................................................................................... 27 8. Delivery ........................................................................................................................... 29 9. Distribution ...................................................................................................................... 31 10. Risk and Title .................................................................................................................. 32 11. Inspection and Rejection of Product ............................................................................... 32 12. Remedies and Mitigation of Losses ................................................................................ 33 13. Price ................................................................................................................................. 34 14. Invoicing and Payment .................................................................................................... 34 15. Warranty and Undertakings ............................................................................................. 35 16. Future Preparedness ........................................................................................................ 36 17. Anti-Bribery .................................................................................................................... 37 18. Product Security .............................................................................................................. 37 19. Intellectual Property ........................................................................................................ 38 20. Confidentiality ................................................................................................................. 38 21. Indemnities ...................................................................................................................... 43 22. Liability ........................................................................................................................... 44 23. Insurance ......................................................................................................................... 45 24. Force Majeure .................................................................................................................. 45 25. Duration and Termination ............................................................................................... 45 26. Consequences of Termination ......................................................................................... 47 27. Data Protection ................................................................................................................ 48 28. Independent Contractors .................................................................................................. 48 29. Right of Audit, Conflicts of Interest and Prevention of Fraud ........................................ 48 30. Tax Non-Compliance ...................................................................................................... 50 31. Environmental Considerations ........................................................................................ 50 32. Equality, Non-Discrimination and Human Rights .......................................................... 50 33. Supply Chain Rights and Protection ............................................................................... 51 34. Miscellaneous .................................................................................................................. 51

Schedule 1 Candidate, Product and Specifications .................................................................. 58 Schedule 2 Facilities ................................................................................................................ 59 Schedule 3 Key Performance Indicators and Meeting Schedules ........................................... 60 Schedule 4 Development and Manufacturing Plan .................................................................. 61 Schedule 5 Baselines................................................................................................................ 62 Schedule 6 Delivery Schedule ................................................................................................. 63 Schedule 7 Additional Order Pricing ....................................................................................... 64 Schedule 8 Documentation to Accompany Deliveries ............................................................ 65

254681-3-31828-v16.0 - 3 - 70-40746871 THIS AGREEMENT ("Agreement") is dated 22 October 2020 and made between: (1) NOVAVAX, INC., a corporation established under the laws of the state of Delaware in the US with its primary business address at 21 Firstfield Road, Gaithersburg, MD 20878 ("Novavax"); and (2) THE SECRETARY OF STATE FOR BUSINESS, ENERGY AND INDUSTRIAL STRATEGY, acting on behalf of the Crown, whose principal office is at 1 Victoria Street, London, SW1H 0ET (the "Authority"), (each a "Party", and collectively the "Parties"). INTRODUCTION (A) Novavax has discovered and is actively pursuing the clinical development of the Candidate within the Field in order to file for and secure a Marketing Authorisation for the Product with the indication in the Field before the Licensing Authority. (B) Novavax will establish a UK-located supply chain for the Product, including the supply of Antigen from Fujifilm and the provision of co-formulation, fill/finish, and labelling services of the Product by [***] (or such alternative suppliers agreed by the Parties pursuant to this Agreement). (C) The Authority, on behalf of the Crown, wishes to advance order and secure priority supplies of the Product, together with other vaccines and other therapeutic products, as part of its national and international strategy towards vaccination against, treatments for, and mitigation of the global impact arising from the spread of SARS-CoV-2. (D) Subject to Novavax actively pursuing Development of the Product, establishing the UK-located supply chain as set out in this Agreement, and pursuing the filing and grant of a Marketing Authorisation (and, in consultation with the Authority, any Emergency Use Authorisation) for the Product in the Territory, the Authority wishes to have Novavax Manufacture and supply the Product in accordance with the Authority's requirements as stated herein. (E) Novavax is willing and, notwithstanding Novavax' other agreements or funding terms with any Third Party (including the Funding Entities), able to undertake the Development and Manufacture of the Products and supply to the Authority in accordance with the terms and conditions of this Agreement. IT IS AGREED that: 1. DEFINITIONS 1.1 In this Agreement, the following words and expressions shall have the following meanings: "Additional Order" has the meaning given in clause 7.3; "Additional Order Price" means the price per Dose to be supplied pursuant to an Additional Order calculated in accordance with Schedule 7 and clause 7.4;

254681-3-31828-v16.0 - 4 - 70-40746871 "Adjuvant" means Novavax' proprietary Matrix‑M™ adjuvant; "Administering Entity" means any person responsible for administering or having administered the Product including all Health Service Bodies; "Affiliate" means, with respect to (i) Novavax, any Person that Controls, is Controlled by or is under common Control with Novavax from time to time; (ii) any Third Party, any Person that Controls, is Controlled by or is under common Control with that Third Party from time to time; and (iii) Authority, any Central Government Body; "Antigen" means material made using Novavax' technology intended to promote an immunological response or reaction within the Field which is incorporated in Novavax' vaccine candidate NVX-CoV2373; "Applicable Laws" means laws, rules, orders, regulations, ordinances, treaties, directives, Applicable Standards, rules of national stock exchanges and any other rules or regulations promulgated by or otherwise having the force of law of any Governmental Authority or Regulatory Authority in each case in any relevant or applicable geographical area and/or over any class of persons; "Applicable Standards" shall mean all applicable cGxP requirements and guidelines including those issued by the Licensing Authority; "Authorised Agent" means any authorised agent appointed by the Authority as notified to Novavax in writing; "Baselines" means those baselines and targets set against the applicable KPIs set out in Schedule 5; "Breaching Party" has the meaning given in clause 25.3.1; "Business Continuity Event" means any event or issue that could impact on the operations of Novavax, its Affiliates and Subcontractors, and the ability of Novavax to supply the Product including, without limitation, any pandemic, any Force Majeure event, and any circumstances, events, changes or requirement related to the withdrawal of the UK (or any part of it) from the European Union; "Business Continuity Plan" means Novavax' business continuity plan which includes its plans for continuity of the Development, Manufacture and supply of the Product during any Business Continuity Event; "Business Day" means any day that is not a Saturday, Sunday or public holiday in London, England or Washington, DC; "Candidate" means Novavax' vaccine candidate NVX‑CoV2373, consisting of the Antigen and including the Adjuvant, as described more fully in Schedule 1, as intended for the prophylaxis and vaccination against SARS-CoV-2 in humans; [***]; "Central Government Body" means a body listed in one of the following sub- categories of the UK's Central Government classification of the Public Sector

254681-3-31828-v16.0 - 5 - 70-40746871 Classification Guide, as published and amended from time to time by the Office for National Statistics: (i) Government Department; (ii) Non-Departmental Public Body Assembly Sponsored Public Body (advisory, executive, or tribunal); (iii) Non- Ministerial Department; or (iv) Executive Agency; "Certificate of Analysis" means the certificate of analysis to accompany each delivery of Product Delivered to the Authority or Authorised Agent, which certifies that the Product has been Manufactured, tested and released in compliance with its Specification, Applicable Standards and Applicable Laws. "cGCP" or "GCP" means current good clinical practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of human clinical trials, including as described in the Medicines for Human Use (Clinical Trials) Regulations 2004 (as amended), Directive 2001/20/EC and the standards required under Directive 2005/28/EC; "cGLP" or "cGLP" means current good laboratory practices generally accepted within the pharmaceutical industry to promote the quality and integrity of data generated in laboratory testing and to prevent misleading or fraudulent practices, including those practices described in the Good Laboratory Practices Regulations 1999 and Directive 2004/10/EC; "cGMP", "GMP" or "Good Manufacturing Practice" means the then-current principles and guidelines of good manufacturing practice and general biologics products standards contained in Applicable Laws and guidance including: (i) Directive 2003/94/EC laying down the principles and guidelines of good manufacturing practice in respect of medicinal products for human use and investigational medicinal products for human use; (ii) Directive 2001/83/EC laying down the principles and guidelines of good manufacturing practice for medicinal products; (iii) further guidance as published by the European Commission in Volume 4 of "The Rules Governing Medical Products in the European Community"; and (iv) ICH Q7 Guideline, "The Rules Governing Medicinal Products in the European Union", Volume 4, Part II, in each case as may be amended from time to time; "cGVP" or "GVP" means current principles and guidelines of good pharmacovigilance practice for medicinal products for human use, as set forth in UK Human Medicines Regulation 2012, Directive 2001/83/EC, Commission Implementing Regulation No 520/2012 and the EMA's Guideline on Good Pharmacovigilance Practice; "cGxP" or "GxP" means cGMP, cGCP, cGLP and cGVP; "Clinical Trials" means the clinical trials required to be undertaken for the purposes of securing a Marketing Authorisation for the Product in the Territory for the indication in the Field; "Commercially Reasonable Efforts" means [***]; [***]; "Confidential Information" means any business, commercial or technical information (in whatever form or media) of either Party that is marked or otherwise indicated as

254681-3-31828-v16.0 - 6 - 70-40746871 confidential when disclosed or would otherwise be regarded as confidential by a reasonable business person relating to the business, affairs, technologies, products, customers, clients or suppliers of that Party or its Affiliates which is provided by or on behalf of one Party to the other Party pursuant to this Agreement or to which a Party obtains access as a consequence of entering into or performing this Agreement (in each case whether before, on, or after the Effective Date). For the avoidance of doubt, Confidential Information includes: (i) any information or materials possessed or developed by either Party or their respective Affiliates, whether possessed or developed before, on, or after the Effective Date, in relation to the Product and/or services provided hereunder (including know-how, processes, techniques, specifications, reports, analyses, sources of supply, marketing plans, sales strategies and pricing information), except for such information that is demonstrably non- confidential in nature; and (ii) any confidential information disclosed by a Party pursuant to the confidentiality agreement dated 1 June 2020, which shall be deemed Confidential Information of that Party disclosed under this Agreement. The terms of this Agreement (but not its existence) will be regarded as the Confidential Information of both Parties; "Conforming Product" means Product that has been Manufactured in accordance with, and meets the requirements of, clause 5.15; "Control" means: (i) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; (ii) to own, directly or indirectly, fifty per cent. (50%) or more of the outstanding voting securities or other ownership interest of such Person; or (iii) in the case of a partnership, control of the general partner, and "Controls" and "Controlled" shall be construed accordingly; "Crown" means the government of the UK (including the Northern Ireland Assembly and Executive Committee, the Scottish Government and the Welsh Assembly Government), including, but not limited to, government ministers, government departments, government and particular bodies, and government agencies; "Cure Period" has the meaning given in clause 25.3.1; “Data Protection Act” means the Data Protection Act 2018 implementing the GDPR; "Defect" or "Defective" means, in respect of a Product, that it is not compliant with the Specification, Marketing Authorisation (or Emergency Use Authorisation as applicable), Applicable Standards, Minimum Remaining Shelf Life at the time of Delivery, or Applicable Laws, Documentation, batch records, or Applicable Laws; "Delivery" means delivery (by or on behalf of Novavax) of Conforming Product pursuant to an Order to the Delivery Location in accordance with clause 8.4.1 (and "Delivered" and "Deliver" shall be construed accordingly); "Delivery Location" means the cold chain storage facility within the Territory, as such facility may be notified in writing to Novavax [***] in advance;

254681-3-31828-v16.0 - 7 - 70-40746871 "Delivery Schedule" means : (i) for the Priority Order, subject to the Product Delivery Baselines, the quantities and dates for delivery of such quantities at Schedule 6, as further refined by the Parties pursuant to clause 8.5; and (ii) for each Additional Order the schedule for delivery by certain dates of the applicable quantities of Product agreed between the Parties pursuant to clause 7.4.2; in each case as may be updated by agreement between the Parties via the Overview Committee in accordance with in clause 8.2; "Development" means all activities necessary to develop the Product and support and maintain the grant of a Marketing Authorisation (and, if applicable, Emergency Use Authorisation) for the Product in the Territory in the Field; "Development Activities" means the development activities to be undertaken by or on behalf of Novavax in respect of the Product as set out in the Development and Manufacturing Plan; "Development and Manufacturing Plan" means the plan and estimated timeline setting out in reasonable and appropriate detail the activities to be undertaken by or on behalf of Novavax in relation to the Development and Manufacture of Product as initially set out in Schedule 4 and as may be periodically updated from time to time in accordance with clause 4.2.2 and 5.2.2 in each case to meet the objectives of this Agreement to deliver a safe and effective vaccine in the Field for the population in the Territory, including: (a) [***]; (b) [***]; (c) [***]; and (d) [***] "Devolved Administrations" means the devolved administrations of Scotland, Wales and Northern Ireland (the Scottish Parliament, the Welsh Assembly and the Northern Ireland Assembly); "Documentation" has the meaning given in clause 8.10; "Dose" means a single individual dose of Product; "DOTAS" means the Disclosure of Tax Avoidance Schemes rules which require a promoter of tax schemes to tell HM Revenue and Customs of any specified notifiable arrangements or proposals and to provide prescribed information on those arrangements or proposals within set time limits as contained in Part 7 of the Finance Act 2004 and in secondary legislation made under vires contained in Part 7 of the Finance Act 2004 and as extended to National Insurance Contributions by the National Insurance Contributions (Application of Part 7 of the Finance Act 2004) Regulations 2012, SI 2012/1868 made under s.132A Social Security Administration Act 1992; "Effective Date" means the date on which this Agreement is signed by both Parties;

254681-3-31828-v16.0 - 8 - 70-40746871 “Emergency Use Authorisation” means any emergency use approval issued pursuant to Regulation 174 of the Human Medicines Regulations 2012 (or any replacement or superseding legislation); "Facilities" means each and all of the facilities used in respect of the Manufacturing of the Product, including those identified in Schedule 2; "Field" means the vaccination against SARS-CoV-2; "Force Majeure" means any events beyond a Party's reasonable control, subject to that Party having taken all reasonable steps (both anticipatory and reactionary) to avoid or mitigate such risks, such as labour disturbances or labour disputes of any kind, accidents, failure of any governmental approval required for full performance, civil disorders or commotions, war, acts of terrorism, acts of God, pandemics other than the SARS-CoV- 2 Pandemic, energy or other conservation measures, explosions, failure of utilities, mechanical breakdowns, material shortages, default of suppliers or subcontractors, theft, or other occurrences. For the avoidance of doubt, (i) the withdrawal of the UK from the European Union and any related circumstances, events, changes or requirements; and (ii) the pandemic declared in respect of SARS-CoV-2; shall not be deemed an event of Force Majeure (the "SARS-CoV-2 Pandemic"); "Fraud" any offence under Applicable Laws creating offences in respect of fraudulent acts, including any fraudulent acts in relation to this Agreement, or defrauding, attempting to defraud or conspiring to defraud the Crown; "Fujifilm" means Fujifilm Diosynth Biotechnologies UK Limited having its facilities at Billingham, Teesside, UK; "Funding Entity(ies)" means each of (i) The Coalition for Epidemic Preparedness Innovations and (ii) the U.S. Government; "GDPR" means the General Data Protection Regulation (Regulation (EU) 2016/679); "General Anti-Abuse Rule" means: (i) the legislation in Part 5 of the Finance Act 2013; and (ii) any future legislation introduced into Parliament to counteract tax advantages arising from abusive arrangements to avoid national insurance contributions; "Governmental Authority" means any government, supra-national, regional, regulatory or administrative body, authority, board, commission or agency, including any corresponding foreign agency or any instrumentality or officer acting in an official capacity of any of the foregoing, including any court, tribunal or judicial or arbitral body, or any committee exercising any executive, legislative, regulatory or administrative functions of government, whether local or national, including the Regulatory Authorities; "Government Intervention" has the meaning given in clause 8.8; "Halifax Abuse Principle" means the principle explained in the CJEU Case C-255/02 Halifax and others;

254681-3-31828-v16.0 - 9 - 70-40746871 "Health Service Body" means, in so far as they are involved in the administration, distribution or handling of the Product: (a) the Department of Health and all divisions and agencies thereof and any independent NHS board or similar body that may be established including regional agencies of such board; (b) a GP (being a medical practitioner providing general medical services or personal medical services under the National Health Service Act 2006 (c.41) (whether operating in partnership with others or not)); (c) health service bodies referred to in section 9 of the National Health Service Act 2006 (c.41); (d) the Secretary of State for Health; (e) any care trust as defined in section 77 of the National Health Service Act 2006 (c.41); (f) any NHS foundation trust listed in the register of NHS foundation trusts maintained pursuant to section 39 of the National Health Service act 2006 (c.41); (g) any body replacing or providing similar or equivalent services to any of the above in any area of the UK including any bodies established pursuant to the Health and Social Care Act 2012 including but not limited to NHS England; and (h) any statutory successor to any of the above; "Indemnifying Party" has the meaning given in clause 21.7; "Indemnitee" has the meaning given in clause 21.7; "Indirect Tax" means value added, sales, consumption, goods and services taxes or other similar taxes required by Applicable Law to be disclosed as a separate item on the relevant invoice including, for the avoidance of doubt, any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (Directive 2006/112); "Initial Term" has the meaning given in clause 25.1; "Intellectual Property Rights" means all patent rights, supplemental protection certificates and patent term extensions, trademarks, copyrights, design rights, database rights, domain names, rights in inventions, confidential information, know-how, trade names, business names, get-up, logos and trade dress, and all other rights in the nature of intellectual property rights (whether registered or unregistered) and all applications and rights to apply for the above, anywhere in the world in each case for their full term and any extension thereto; "IT Media" has the meaning given in clause 20.16;

254681-3-31828-v16.0 - 10 - 70-40746871 "KPI" or "Key Performance Indicators" means the Key Performance Indicators set out in the Development and Manufacturing Plan, Schedule 3, Schedule 4 and Schedule 5; "Labelling" means all labels, package inserts (including patient information leaflets), carton imprints and all other markings on packaging for the Product that are defined as labels or labelling under the Specifications or otherwise required under Applicable Laws to market or commercialise the Product for use; "Licensing Authority" means: (i) the MHRA; and (ii) if it has authority under the Applicable Laws of the Territory to grant a Marketing Authorisation that has full legal force in the Territory to authorise commercial use of the Product in the Territory after its Delivery hereunder, the European Commission following assessment of the relevant Marketing Authorisation applicable by the European Medicine Agency ("EMA") or any successor agency thereto with the same authority in the Territory; "Losses" means any and all liabilities, claims, demands, causes of action, damages, losses, costs and expenses, including interest, penalties and reasonable legal and professional fees and disbursements; "Loss of Supply" has the meaning given in clause 8.8; "Manufacture", "Manufactured" or "Manufacturing" means all activities involved in or relating to, as applicable, the manufacturing, quality control testing (including in- process, release and stability testing), processing, Labelling, releasing, packaging, storage and transport of the Product immediately prior to supply to the Authority hereunder; "Marketing Authorisation" means the Regulatory Approval required under Applicable Laws in the Territory to place the Product on the market for human use outside of clinical trials but excluding any pricing or reimbursement approvals; "MHRA" means the Medicines and Healthcare products Regulatory Agency or any successor agency thereto; "Minimum Remaining Shelf Life" means the minimum period of time that the Product may be used pursuant to its Labelling, which period (i) shall be no less than three (3) months from the date of Delivery of the Product to the Authority; and (ii) is targeted, subject to ongoing stability studies, to be at least six (6) months from the date of Delivery of the Product but which, subject to (i) above, will be mutually agreed to by the Parties prior to initial Delivery of the Product to the Authority; "Novavax Facilities" means those Facilities which are operated or owned by Novavax or its Affiliates as identified in Schedule 2 under the heading "Novavax Facilities"; "Novavax Representatives" has the meaning given in clause 17.1; "Occasion of Tax Non-Compliance" means: (a) any tax return of Novavax submitted to a Relevant Tax Authority on or after 1 October 2012 is found, on or after 1 April 2013, to be incorrect as a result of:

254681-3-31828-v16.0 - 11 - 70-40746871 (i) a Relevant Tax Authority successfully challenging Novavax under the General Anti-Abuse Rule or the Halifax Abuse Principle or under any tax rules or legislation that have an effect equivalent or similar to the General Anti-Abuse Rule or the Halifax Abuse Principle; or (ii) the failure of an avoidance scheme which Novavax was involved in, and which was, or should have been, notified to a Relevant Tax Authority under the DOTAS or any equivalent or similar regime; or (b) any tax return of the Novavax submitted to a Relevant Tax Authority on or after 1 October 2012 gives rise, on or after 1 April 2013, to a criminal conviction in any jurisdiction for tax related offences which is not spent at the Effective Date or to a civil penalty for fraud or evasion; "Orders" means each of the Priority Order and any Additional Orders; "Oversight Committee" means the joint committee established by the Parties in accordance with clause 2; "Person" means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture, Governmental Authority, or similar entity, institution, body or organisation, including a Regulatory Authority; "Personal Data" shall have the same meaning as defined in the Data Protection Act; "Personnel" means the employees, officers, agents and contractors of a Party (or where the context requires, those of a Party's Affiliates); [***]; [***]; "Price" means: (a) [***]; and (b) for any Doses beyond [***] Doses of Conforming Product supplied pursuant to this Agreement, the Additional Order Price; “Priority Order” has the meaning given in clause 7.1; "Product" means the Candidate to be Developed, including in accordance with the Development and Manufacturing Plan, and presented in final formulated, labelled and finished form, for the prophylaxis and vaccination against SARS-CoV-2 in humans; "Product Delivery Baselines" means the delivery date of the [***] comprising [***]; "Project Manager" has the meaning given in clause 2.1; "Regulatory Approval" means all licences, registrations, authorisations and approvals (including approvals of CTAs, MAAs, supplements and amendments, labelling

254681-3-31828-v16.0 - 12 - 70-40746871 approvals) issued by any Regulatory Authority which are required for the use, Development, Manufacture and commercialisation of the Product; "Regulatory Authority" means any Governmental Authority that is concerned with the safety, efficacy, reliability, Manufacture, investigation, sale or marketing of the Product, including the MHRA and its successors and its equivalents and their successors in the Territory; "Relevant Tax Authority" means HM Revenue & Customs; "Representation" has the meaning given in clause 34.10; "Representatives" has the meaning given in clause 20.2; "SARS-CoV-2 Pandemic" has the meaning given in the definition of "Force Majeure"; "Specification" means the written specifications for the Manufacture, processing, packaging, labelling, testing and testing procedures, shipping, storage and supply of the Product, including characteristics, quality and processing of the Product as set out in Schedule 1, as such specifications may be amended or replaced from time to time as permitted under the Development and Manufacturing Plan or otherwise under this Agreement, and ultimately as compliant and set forth with the applicable Marketing Authorisation (and, if applicable, an Emergency Use Authorisation) for the Product granted by the Licensing Authority; "Subcontractor" has the meaning given in clause 34.7.1; "Term" has the meaning given in clause 25.1; "Terminating Party" has the meaning given in clause 25.3; "Territory" means the UK; "Third Party" means any Person other than Novavax, the Authority and their respective Affiliates and permitted successors and assigns; "UK" means the United Kingdom of Great Britain and Northern Ireland; "VAT" means: (i) any Indirect Tax chargeable under or pursuant to Council Directive 2006/112/EC of the European Union; or (ii) any value added, turnover, sales, use or distribution Indirect Tax, or Indirect Tax of a like nature in any jurisdiction outside the European Union; "Wilful Misconduct" means [***]; and [***] 1.2 In this Agreement, the following rules of interpretation shall apply: 1.2.1 the words "hereof", "herein", "hereto" and "hereunder", and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

254681-3-31828-v16.0 - 13 - 70-40746871 1.2.2 when a reference is made in this Agreement to a clause or schedule, such reference is to a clause of or a schedule to this Agreement respectively, and all schedules to this Agreement form a part hereof for all purposes; 1.2.3 the table of contents and headings of this Agreement are for convenience only and shall not affect the construction of this Agreement; 1.2.4 [***]; 1.2.5 any undertaking by, or obligation on, a Party to (i) do any act or thing includes an undertaking to procure the doing of that act or thing by a Party's Affiliates; and, (ii) not do any act or thing includes an undertaking not to encourage, solicit, cause, or assist the doing of that act or thing by any Affiliate or other person; 1.2.6 the words and expressions "holding company", "parent undertaking", "subsidiary" and "subsidiary undertaking" have the meanings given to them in the Companies Act 2006; 1.2.7 any reference to a Party or the Parties is to a party or the parties (as the case may be) to this Agreement and shall include legal successors and/or any permitted assignees of a party; 1.2.8 any use of the masculine, feminine or neuter gender respectively includes the other genders and any reference to the singular includes the plural (and vice versa); 1.2.9 the words "other", "include", "including", "such as" and "in particular" (and similar expressions) do not connote limitation in any way and will be deemed to be followed by the phrase "without limitation"; 1.2.10 any reference to a "month" means a calendar month, any reference to a "day" means a calendar day; 1.2.11 any reference to GBP, Pounds Sterling or £ is to the lawful currency from time to time of the UK and to US Dollars or US$ is to the lawful currency from time to time of the USA; 1.2.12 any reference to a "statute" or "statutory provision" includes any successor legislation thereto, regulations promulgated thereunder, any consolidation or re- enactment, modification or replacement thereof, any statute or statutory provision of which it is a consolidation, re-enactment, modification or replacement and any subordinate legislation in force under any of the same from time to time except in each case to the extent that any consolidation, re- enactment, modification or replacement enacted after the date of this Agreement would extend or increase the obligations, in any manner (and whether financial obligations or otherwise), of either Party hereunder; 1.2.13 provisions that require that a Party, the Parties or any committee hereunder to "agree", "consent","approve" or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (excluding e-mail or instant messaging, but a signed PDF document being acceptable);

254681-3-31828-v16.0 - 14 - 70-40746871 1.2.14 the term "or" and "and/or" will be interpreted in the inclusive sense commonly associated with the term "and/or"; 1.2.15 the words "notify" and "notification" in this Agreement shall, when referring to notifications as between the Parties to this Agreement (or their representatives), mean notify or notification in writing in accordance with clause 34.1 of this Agreement; and 1.2.16 any reference to "writing" or "written" shall include any modes of reproducing words in a legible and non-transitory form (including email, but excluding SMS or temporary messages). 1.3 In case of a conflict between the provisions of any schedule and the provisions of the main body of this Agreement, the provisions of the main body of this Agreement shall prevail. 1.4 In this Agreement, the Authority is acting as part of the Crown. 2. GOVERNANCE Project Managers 2.1 From the Effective Date each Party shall appoint, and provide details to the other Party, of its project manager ("Project Manager") who shall be responsible for and represent the applicable Party in day-to-day liaison between the Parties concerning performance and progress under this Agreement against the KPIs and towards the Baselines. The Project Managers shall facilitate the relationship between the Parties under this Agreement and collate matters and issues that may be necessary for referral to the Oversight Committee. Each Party shall procure that its respective Project Manager shall: 2.1.1 make themselves reasonably available to the other Project Manager for meetings in accordance with the provisions of this clause 2; 2.1.2 co-operate fully, candidly and transparently with the other Project Manager to ensure that any actual or potential issues, difficulties or problems encountered in connection with the Product's Development, supply chain infrastructure, Manufacture or supply under this Agreement, including as measured against the KPIs and towards the Baselines, are raised and discussed between Project Managers promptly and in a timely fashion; 2.1.3 be a person of reasonable management seniority who is part of the relevant Party's team working on and has good first-hand knowledge of the project concerning the Product from that Party's perspective; and 2.1.4 ensure that they appraise themselves and keep themselves appraised of all material matters and issues concerning the project relating to the Product. 2.2 The Project Managers shall: (i) discuss and monitor progress of Development, Manufacturing and performance under this Agreement against the KPIs and towards achieving the Baselines; (ii) discuss any changes to the Development and Manufacturing Plan; (iii) discuss any issues or delays that will or might reasonably impact Novavax' Delivery of Product in compliance with the Delivery Schedule, and

254681-3-31828-v16.0 - 15 - 70-40746871 seek to find solutions to the same; and (iv) escalate issues or matters to the Oversight Committee as appropriate. 2.3 Each Party shall use reasonable efforts to minimise change of its Project Manager, but any change of a Project Manager shall be notified as soon as reasonably possible in writing and each Party shall use reasonable endeavours to ensure notice of any change on no less than [***] prior written notice. Project Manager Meetings 2.4 The Project Managers shall meet in accordance with the meeting schedule set forth in Schedule 3 or at such other times as they reasonably elect to do so, via a secure commercial digital platform (or physically, subject to observing then current social distancing and travel guidelines). Additionally, either Project Manager may call a special meeting at any time, provided that the requesting Party uses [***] to provide at least [***] prior notice to the other Project Manager and, to the extent practicable, such notice includes a proposed agenda for such meeting. Each Party will be [***]. As appropriate, other representatives and consultants of the Parties may attend such meetings as non-voting participants. Oversight Committee 2.5 In addition to appointment of Project Managers, the Parties shall establish a wider oversight committee ("Oversight Committee") that shall be responsible for overseeing the performance and supply contemplated by this Agreement and for making those decisions delegated to it in respect of the Delivery Schedule pursuant to this clause 2. Oversight Committee Responsibilities 2.6 The Oversight Committee shall have responsibility for: 2.6.1 monitoring of, and to encourage and facilitate, ongoing communication and cooperation between the Parties with respect to the Product and performance under this Agreement; 2.6.2 monitoring the progress of Development of the Product; 2.6.3 monitoring the progress of Novavax in respect of establishing and validating the UK and EU supply chain required for the performance of this Agreement, and the status and operation of the UK and EU supply chain required for the performance of this Agreement (including attending meetings pursuant to clauses 5.5, Error! Reference source not found., 5.8 and Error! Reference source not found.); 2.6.4 overseeing, discussing, and providing input on managing and resolving any issues, concerns or delays in the Manufacturing or Delivery of Product; 2.6.5 overseeing and reviewing any updates to the Development and Manufacturing Plan (which updates shall, subject to clause 4.2, be made by Novavax) and the Parties' obligations pursuant to clauses 5.5 to 5.10;

254681-3-31828-v16.0 - 16 - 70-40746871 2.6.6 agreeing on the Baselines (other than the Product Delivery Baselines) within [***] of the Effective Date (or such other period agreed by the Oversight Committee); 2.6.7 agreeing in good faith any changes to the Delivery Schedule or any change to the Baselines (other than the Product Delivery Baselines); 2.6.8 agreeing the specific quantities and dates for Delivery of Product pursuant to clause 8.5; 2.6.9 agreeing to the arrangements for and access to any support or assistance agreed to be provided by the Authority in accordance with clause 2.16; 2.6.10 resolving disputes referred to it by a Party or Project Manager; and 2.6.11 monitoring Novavax' performance against the Development and Manufacturing Plan, the KPIs and progress towards meeting the Baselines. Membership of the Oversight Committee 2.7 The Oversight Committee shall comprise [***] representatives from each of the Parties and their Affiliates (collectively, the "Members") initially set at [***], or such other number as the Parties may mutually agree. Each Party may replace any or all of its Members at any time upon written notice to the other Party provided that any replacement Members are employees, officers or personnel of that Party (or its Affiliates), have the appropriate skill and experience to perform the duties of a Member, and sufficient seniority and authorisation on behalf of the applicable Party to take decisions arising within the scope of the Oversight Committee. 2.8 Any Member may designate a suitable substitute who is an employee, officer or personnel of that Party (or its Affiliates) to temporarily attend and perform the functions of that Member. Each Party may, in its reasonable discretion, invite non-Member representatives of such Party to attend meetings of the Oversight Committee as a non- voting contributor, provided that such persons are bound by confidentiality obligations no less stringent than those of clause 20. Meetings of the Oversight Committee 2.9 The Oversight Committee shall meet [***] following the Effective Date (or, if later, until [***] or at such other times as the Members may mutually deem appropriate, provided that, the Oversight Committee shall meet within [***] of referral of a dispute or issue to the Oversight Committee by a Project Manager in order to resolve the same (or sooner if required). 2.10 The first Oversight Committee meeting shall be no later than [***] after the Effective Date. 2.11 The Oversight Committee may meet virtually via a secured commercial digital platform, or where necessary it may meet physically subject to observing then current social distancing and travel guidelines. Either Party may also call a special meeting of the Oversight Committee (via a secure commercial digital platform) upon at least [***] prior written notice to the other Party, or such shorter period as may be agreed on a

254681-3-31828-v16.0 - 17 - 70-40746871 meeting-by-meeting basis, if such Party reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting, and such Party shall provide the Oversight Committee (as applicable) no later than [***] prior to the special meeting with materials reasonably adequate to enable an informed understanding to be made by its Members. [***] Project Manager shall be appointed and responsible for preparing reasonably detailed written minutes of all Oversight Committee meetings, provided that a [***] Oversight Committee member will be responsible for keeping written minutes of any matters handled in executive session, which minutes will be circulated for comment and approval by the Authority. Decision Making 2.12 Except as otherwise expressly provided in this Agreement, decisions of the Oversight Committee shall be made by [***]. The presence of at least [***] Members representing each Party (i.e. a total of at least [***] Members) shall constitute a quorum of the Oversight Committee. The Members shall endeavour in good faith to reach agreement on any and all matters to be determined or resolved by the Oversight Committee. For clarity, subject to clause 4.2.2 and 5.2.2, Novavax shall have sole and final discretion on the contents of the Development and Manufacturing Plan and any amendments thereto. 2.13 If at any time, the Oversight Committee is unable to reach a [***] decision within [***] (or sooner if required) after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such matter referred for resolution by an appropriate senior executive officer of each Party. Within [***] (or sooner if required) of such notice, the relevant senior executives and member shall meet and attempt to resolve the dispute by good faith negotiations. Information Disclosures 2.14 Through the Project Managers and Oversight Committee, [***]. Notifications 2.15 Novavax shall ensure (through its Project Manager or the Oversight Committee) that it will notify the Authority or the Authority's Project Manager within [***] upon its knowledge of: 2.15.1 [***]; 2.15.2 [***]; 2.15.3 [***]; 2.15.4 [***]; 2.15.5 [***]; 2.15.6 [***]; 2.15.7 [***];

254681-3-31828-v16.0 - 18 - 70-40746871 2.15.8 [***]; and 2.15.9 [***]. Authority Support and Assistance 2.16 Through the Oversight Committee or via its Project Manager, Novavax may request in writing to the Authority reasonable support or assistance from the Authority to facilitate (but not perform) Novavax' performance of its obligations under this Agreement, including requests to receive support comprising: (i) access to consultants and personnel of the Authority which have local knowledge and experience in the Manufacture and regulatory approval of vaccine products in the UK, (ii) access to the Authority's network of companies, stakeholders and other relevant subject matter experts who may help facilitate and assist Novavax in the Manufacture and Delivery of the Product, and (iii) guidance and other technical support that may be reasonably available from the Authority. 2.17 The Authority shall act in good faith and use [***] to provide or facilitate introductions to those who can provide the support or assistance reasonably requested by Novavax pursuant to this Agreement. Notwithstanding the foregoing, the Authority shall not be obliged to [***]. The Parties acknowledge and agree that, in respect of any such support or assistance: 2.17.1 [***]; 2.17.2 [***]; 2.17.3 the Authority may require Novavax to enter into a separate agreement in respect of such request at the Authority's reasonable request; and 2.17.4 [***]. 2.18 Pharmacovigilance. The Authority will cooperate with regard to the reporting of safety information involving the Product supplied under this Agreement (including any Product donated or resold pursuant to clause 9.2) in accordance with Applicable Laws and Applicable Standards on pharmacovigilance and clinical safety, including, without limitation, entering into an appropriate pharmacovigilance agreement. 3. FACILITIES Responsibility for establishing UK Supply Chain 3.1 Novavax shall be responsible [***] for securing Manufacturing Facilities for the Manufacture of Product, including those within the Territory. It is intended that such Manufacturing Facilities shall include those operated by Fujifilm (for the Antigen) and, subject to Novavax' further diligence, [***] for fill/finish activities, each in accordance with clause 5 below ("Primary Facilities"). If, despite Novavax using Commercially Reasonable Efforts, one or more of those Primary Facilities cannot be secured on commercially reasonable terms or they are not suitable for good demonstrable scientific and technical reasons, the issue shall be communicated to the Oversight Committee for discussion. In connection with the foregoing, the Authority shall provide reasonable assistance to Novavax to facilitate establishment of the Primary Facilities as part of the

254681-3-31828-v16.0 - 19 - 70-40746871 supply chain (or, [***], alternative Facilities to the extent that agreements with Fujifilm and/or [***] cannot be concluded). However, for the avoidance of doubt, the Authority shall have no right (on behalf of Novavax) or obligation to contract with or perform any acts for the Facilities [***] and Novavax shall have ultimate decision-making authority in regard to all matters related to the Facilities. Facilities for Manufacture of the Product 3.2 Novavax represents to the Authority that Schedule 2 comprises the complete list of all Facilities that are or will be involved or required in any aspect of the Manufacturing of the Product (including the Adjuvant and Antigen) as of the Effective Date. Novavax agrees to notify the Oversight Committee should any change be made to or new facilities need to be added to Schedule 2. Validation Commitment 3.3 Novavax shall ensure that pursuant to its (or its Affiliates') applications for the Marketing Authorisation (and, if applicable, Emergency Use Authorisation) in respect of the Product, it and its Affiliates shall use Commercially Reasonable Efforts to qualify and validate in accordance with Applicable Laws and Applicable Standards (i) the Facilities for the Manufacture of Product; and (ii) those other facilities being used by or on behalf of Novavax and its Affiliates for the Manufacture of Product based within the European Economic Area (EEA) but outside of the Territory, such that Product for the Territory could be sourced from Manufacture within those other facilities. Maintenance of Facilities 3.4 Novavax shall: 3.4.1 ensure that the Facilities have, and will throughout the Term continue to hold, all necessary Regulatory Approvals to operate and to Manufacture Conforming Product for supply and Delivery under and in accordance with this Agreement; and 3.4.2 ensure that all Facilities shall meet and operate in accordance with all necessary Applicable Standards (including GxP) and Applicable Laws for the Manufacture of Conforming Product. 4. DEVELOPMENT, REGULATORY OBLIGATIONS AND INFORMATION REQUIREMENTS. Developing the Product 4.1 Novavax shall use Commercially Reasonable Efforts to Develop the Candidate in order to secure a Marketing Authorisation (and, if applicable, an Emergency Use Authorisation) in the Territory for the Product with the indication in the Field in accordance with the Development and Manufacturing Plan, Applicable Law and Applicable Standards. Novavax shall measure its progress against the Development and Manufacturing Plan using the KPIs and Baselines to communicate such progress to the Oversight Committee.

254681-3-31828-v16.0 - 20 - 70-40746871 Responsibility for Development and Execution of the Development and Manufacturing Plan 4.2 The Development and Manufacturing Plan at Schedule 4 and any update thereto shall: 4.2.1 set out details and estimated timelines for the Development of the Product in accordance with this Agreement; 4.2.2 be consistent with the provisions and objectives of this Agreement to Develop and Deliver Conforming Product to the Authority pursuant to a Marketing Authorisation granted in the Territory with an indication in the Field in accordance with the Delivery Schedule and Baselines; and 4.2.3 not impose obligations on the Authority and/or Authority's Affiliates unless the Authority has agreed in writing to assume responsibility for such obligations. 4.3 Novavax shall be responsible [***] for the Development of the Product, the implementation and execution of the Development and Manufacturing Plan and for undertaking, and having undertaken, all activities to Develop and Manufacture the Product and to file for and prosecute through to grant a Marketing Authorisation (including, if applicable, an Emergency Use Authorisation) in the UK for the Product for an indication within the Field, doing so in accordance with Applicable Standards and Applicable Law. 4.4 [***] Updates to the Development and Manufacturing Plan 4.5 The Development and Manufacturing Plan (except for the Delivery Schedule and Baselines which may only be adjusted in accordance with clause 2.6.6) may be adjusted and updated by Novavax, as Development progresses, on a reasonable basis and having regard to achievement of the objective under clause 4.1 and Novavax' obligations in clause 4.2. 4.6 [***] Clinical Trials 4.7 Novavax or its Affiliate shall [***] and shall take responsibility for all obligations imposed on the sponsor of the Clinical Trials undertaken in respect of the Product. The Authority shall use Commercially Reasonable Efforts to assist Novavax' conduct of the UK-based Phase III Clinical Trial via facilitating access to the National Institute of Health Research to facilitate access to clinical trial sites in the UK, principle investigators, immunology lab testing facilities and personnel, and IRB(s), and by providing advice and Commercially Reasonable Efforts to facilitate streamlined Regulatory Approvals (via introductions to the Health Research Authority and MHRA only). [***] 4.8 Novavax shall ensure that the Clinical Trials undertaken are performed in a professional and diligent manner, and in accordance with the Applicable Standards relevant to such trials, including securing all necessary Regulatory Approvals, consents and licences required for undertaking those Clinical Trials, including those of any ethics committee.

254681-3-31828-v16.0 - 21 - 70-40746871 Marketing Authorisation Commitments 4.9 Novavax shall (itself or through its Affiliate) use Commercially Reasonable Efforts to secure a valid Marketing Authorisation from the Licensing Authority for the Product with the indication in the Field, and any other applicable Regulatory Approvals, each as required in the Territory for the Development, Manufacture and Delivery of the Product in the Territory. Once the Marketing Authorisation and any other applicable Regulatory Approvals are secured, Novavax shall maintain all such Regulatory Approvals until [***]. 4.10 Novavax shall ensure that the Marketing Authorisation granted for the Territory will include the Facilities as facilities qualified and validated for Manufacture of the Product to be supplied to the Authority under this Agreement. 4.11 [***] 4.12 Novavax shall, and shall procure that its Affiliates and Subcontractors shall, comply with all requests and recommendations of the Licensing Authorities and any other Regulatory Authority in connection with the Product and its Manufacture. Product Information 4.13 Where reasonably requested by the Authority, Novavax shall [***]. Emergency Use Authorisation 4.14 The Parties acknowledge and agree that Novavax or the Authority may (but shall be under no obligation to) apply for an Emergency Use Authorisation for the Product with the Licensing Authority for the Territory for use with the indication in the Field. However, securing an Emergency Use Authorisation shall not relieve Novavax from the ongoing obligation to secure a Marketing Authorisation in the Territory for the Product with the indication in the Field. Jurisdictional Limitations 4.15 If due to its legal seat of incorporation Novavax is precluded or prevented from performing any obligations required of it pursuant to this Agreement due to Applicable Laws or Applicable Standards, including fulfilling any regulatory activities, applying for, maintaining or holding any Regulatory Approval, or Manufacturing or delivery of Product, then Novavax shall notify the Authority and shall procure that one or more of its Affiliates established within the Territory (or another acceptable jurisdiction) or, with the Authority's prior written consent and solely in connection with holding a Marketing Authorisation and performing the obligations of a Marketing Authorisation holder, an approved Third Party service provider, shall fulfil those of Novavax' obligations under this Agreement that Novavax is otherwise precluded or prevented from performing. Novavax shall be responsible to the Authority for any performance, non-performance, act or omission by such Affiliate(s) or Third Party service provider in connection with the foregoing. In connection with the foregoing, no later than [***], Novavax shall notify the Authority of the identity of any Affiliate or approved Third Party service provider in whose name the Marketing Authorisation will be filed.

254681-3-31828-v16.0 - 22 - 70-40746871 5. MANUFACTURE AND SUPPLY OF PRODUCT Manufacturing and Supply Commitment 5.1 Novavax shall, or shall procure its Affiliates shall, Manufacture and supply the Product to the Authority, and the Authority shall purchase the Product, subject to and in accordance with the terms and conditions of this Agreement. Manufacturing Plan 5.2 Novavax shall use Commercially Reasonable Efforts to implement the Manufacturing activities described in the Development and Manufacturing Plan [***]. Novavax' progress against the Development and Manufacturing Plan shall be measured by reference to the KPIs and the Baselines, which shall be communicated to and discussed within the Oversight Committee. The Development and Manufacturing Plan at Schedule 4 and any update thereto shall: 5.2.1 set out estimated timelines for technology transfer, engineering and PPQ atches and the commercial Manufacture of the Product in accordance with this Agreement; 5.2.2 be consistent with the provisions and objectives of this Agreement to Manufacture and Deliver commercial supplies of Conforming Product to the Authority pursuant to a Marketing Authorisation granted in the Territory for an indication within the Field and in accordance with Priority Supply and the Delivery Schedule and Baselines; and 5.2.3 not impose obligations on the Authority and/or the Authority's Affiliates unless the Authority has agreed in writing to assume responsibility for such obligations. 5.3 The Manufacturing activities in the Development and Manufacturing Plan may be adjusted and updated by Novavax on a reasonable basis and having regard to achievement of the objective under clause 5.2.2. [***] Responsibility for Manufacturing and licensing obligations 5.4 Novavax shall be responsible [***] for establishing a supply chain for, and the Manufacture of, the Product, the implementation and execution of the Manufacturing under the Development and Manufacturing Plan, and for undertaking, and having undertaken, all activities required thereunder to Manufacture the Product as Conforming Product in compliance with Applicable Laws (including securing and maintaining applicable Regulatory Approvals). [***] Supply of Antigen 5.5 The Parties agree that their preferred approach is for the Antigen to be manufactured on behalf of Novavax and its Affiliates by Fujifilm in the UK, but the Authority acknowledges and agrees that the responsibility for Manufacture of the Product resides with Novavax, who shall have ultimate decision-making authority in regard to Manufacture of the Product, including sourcing of Antigen to meet the Delivery Schedule and Baselines. [***] The Authority shall provide reasonable assistance to Novavax, for Novavax to secure a timely agreement with Fujifilm in respect of the

254681-3-31828-v16.0 - 23 - 70-40746871 manufacture of the Antigen required to fulfil the Priority Order, but Novavax shall be [***] at [***] for securing such agreement or letter of intent or authorisation and such capacity. Novavax shall use Commercially Reasonable Efforts to conclude an agreement or letter of intent or authorisation with, and secure sufficient capacity for the Orders under this Agreement at, Fujifilm (or failing that another facility for Manufacture of Antigen) no later than [***]. 5.6 If Novavax determines [***] that Fujifilm does not have sufficient capacity or capabilities to perform the activities contemplated by this Agreement within the period contemplated by the Delivery Schedule, or that the terms offered by Fujifilm, despite having used Commercially Reasonable Efforts to negotiate the same, are not commercially reasonable, Novavax shall use Commercially Reasonable Efforts to secure Antigen manufacturing services and facilities with other CMOs in order to fulfil Orders pursuant to this Agreement. In selecting CMOs, Novavax shall [***], but the Parties acknowledge and agree that: 5.6.1 Novavax shall (subject to same being approved under the Marketing Authorisation issued for the Territory) have the ultimate decision-making authority and responsibility in regard to where the Product is Manufactured in the EEA order to meet the Delivery Schedule and Baselines; 5.6.2 any use of facilities outside the EEA are subject to [***]; and 5.6.3 [***] 5.7 If the Authority secures spare capacity at manufacturing facilities suitable for the Manufacture of the Antigen in excess of the quantity of Antigen required to fulfil the Priority Order, the Authority may (but is not obliged to) offer such capacity to Novavax, and Novavax may elect to utilise such capacity on terms to be agreed between the relevant parties. If Novavax wishes to extend the supply of Antigen from Fujifilm beyond the Antigen required to fulfil the Priority Order, the Authority shall provide reasonable assistance to Novavax to assist Novavax in securing such an agreement [***]. Fill/Finish for Product 5.8 The Product shall be supplied by Novavax (or its Affiliate) as finished, labelled and quality released drug product in accordance with the Marketing Authorisation. The Parties agree that their preferred approach is that the co-formulation, fill/finish, and labelling be undertaken by [***] in the UK at the facilities of [***], subject to capacity and further due diligence by Novavax, but the Authority acknowledges and agrees that the responsibility for Manufacture of the Product resides with Novavax, who shall have ultimate decision-making authority and responsibility in regard to Manufacture of the Product, including sourcing of fill/finish contractors, in order to meet the Delivery Schedule and Baselines. [***] The Authority shall provide reasonable assistance to Novavax to assist Novavax in securing a timely agreement or letter of intent or authorisation with [***] in respect of such activities, but Novavax shall be [***] for securing such capacity [***]. Novavax shall use Commercially Reasonable Endeavours to conclude an agreement or letter of intent or authorisation with and secure capacity at [***] (or, failing that, another fill/finish facility) no later than [***] .

254681-3-31828-v16.0 - 24 - 70-40746871 5.9 If Novavax determines [***] that [***] does not have sufficient capacity or capabilities to perform the activities contemplated by this Agreement within the period contemplated by the Delivery Schedule, or that the terms offered by [***], despite having used Commercially Reasonable Efforts to negotiate the same, are not commercially reasonable, Novavax shall use Commercially Reasonable Efforts to secure co-formulation, fill/finish, and labelling services and facilities with other CMOs in order to fulfil Orders pursuant to this Agreement. In selecting CMOs, Novavax shall [***], but the Parties acknowledge and agree that: 5.9.1 Novavax may use an EEA-based facility for such Manufacture and shall (subject to same being approved under the Marketing Authorisation issued for the Territory) have the ultimate decision-making authority and responsibility in regard to where the Product is Manufactured in the EEA order to meet the Delivery Schedule and Baselines; 5.9.2 any use of facilities outside the EEA are subject to [***]; and 5.9.3 [***] Novavax' Use of Excess Antigen Capacity 5.10 Notwithstanding the provisions of clause 5.11 and 5.12 below, if Novavax [***], despite its Commercially Reasonable Efforts to secure and complete technology transfer for sufficient fill/finish capacity, where Antigen is manufactured to meet [***] that [***] exceeds the fill/finish capacity secured from [***] or any alternate fill/finish provider by Novavax pursuant to clauses 5.8 and 5.9, then Novavax shall be entitled to export such excess Antigen from the UK provided, in any case, that: 5.10.1 at least [***] Doses of Conforming Product have first been Delivered to the Authority; 5.10.2 [***]; and 5.10.3 [***]. Alternative Facilities 5.11 Prior to commencement of the full-scale manufacturing of Antigen by Fujifilm (or such other CMO secured by Novavax pursuant to clause 5.5 and 5.6), Novavax and the Authority, through the Oversight Committee, shall discuss, acting in good faith, an interim supply of Conforming Product from Novavax' existing Manufacturing facilities. The Authority acknowledges that such supply is subject to Novavax' obligations to CoVax and its Funding Entities. 5.12 If Novavax is delayed from fulfilling, or otherwise limited or unable to fulfil, Orders from any of the Facilities in the UK, then Novavax shall notify the Authority and use Commercially Reasonable Efforts to secure Manufacture of Product from other facilities within its and its Affiliates' EEA-based supply chain (or, [***], facilities in its supply chain based outside of the EEA) in order to fulfil Orders in accordance with the Delivery Schedule and Baselines hereunder. Priority Supply

254681-3-31828-v16.0 - 25 - 70-40746871 5.13 [***]. Furthermore, Novavax shall ensure that Conforming Product shall be supplied to the Authority on a priority supply basis, meaning that: ` 5.13.1 Novavax will supply the Authority with Conforming Product in full to meet the total quantity required under the Priority Order prior to supplying any Product to any other Person in, or for use within, the Territory; 5.13.2 Novavax shall not Manufacture or supply Product for any Third Party outside of the Territory using any of the Facilities secured pursuant to Novavax' obligations under this clause 5 until the Priority Order has been satisfied in full through Delivery to the Authority of sufficient quantities of Conforming Product to meet the Priority Order (each of clause 5.13.1 and 5.13.2 being "First Priority Supply"); and 5.13.3 with respect to (i) Additional Orders; or (ii) fulfilment of any Order to be made from Facilities other than those UK-based Facilities secured pursuant to Novavax' obligations under this clause 5 (including pursuant to clause 5.12); then in either case of (i) or (ii) such supply shall be: (a) made to the Authority at a volume that is proportionately comparable on a pro-rated basis to each of the volumes being provided to each other Person being supplied Product ("Pro-Rated Formula") on or broadly around the same time from the same facilities, such proportion being calculated by [***]; and (b) notwithstanding (a) above, in the case of Additional Orders being Manufactured at the Facilities: (i) fulfilment of such Orders shall be prioritised, having regard to meeting the applicable Delivery Schedule, following any other earlier and confirmed orders to Third Parties; and (ii) supply of Product to fulfil such Additional Orders from the Facilities shall be made to the Authority based on the Pro-Rated Formula, at least as early, if not earlier, than any supply of Product being made available to any Third Party ordered at or around the same time as such Additional Orders from the same Facilities; (collectively the provisions of this clause 5.13.3 being "Equal Priority Supply"); and collectively the First Priority Supply and Equal Priority Supply being "Priority Supply"). 5.14 If Novavax proposes to supply Product to a Third Party outside, and for use outside, of the Territory before the grant or issuance of a Marketing Authorisation (and, if applicable, any Emergency Use Authorisation) for the Product in the Territory, then Novavax shall first notify the Authority of such decision and, subject to Priority Supply, Novavax shall, at Authority's election (i) supply Product to the Authority pending grant of the Marketing Authorisation (and, if applicable, an Emergency Use Authorisation)

254681-3-31828-v16.0 - 26 - 70-40746871 and in quantities in compliance with the outstanding volume of Orders for the Authority; or (ii) reserve and allocate for the Authority physical volumes of Product in quantities in compliance with the outstanding volume of Orders for the Authority and hold the same for Delivery to the Authority immediately upon grant of the Marketing Authorisation (and, if applicable, Emergency Use Authorisation) or earlier upon the Authority's written request; or (iii) not take any steps under (i) or (ii) above. Product Conformance 5.15 Novavax shall ensure that all Product supplied to the Authority (or its agent or designee) under this Agreement shall: 5.15.1 be Manufactured (including being quality released) and labelled in accordance with Applicable Law, Applicable Standards, all Documentation and batch records, quality standards and all Regulatory Approvals; 5.15.2 meet the Specification and shall, until expiry of the Minimum Shelf Life, continue to comply with the Specification, and meet the Marketing Authorisation and relevant Regulatory Approvals (subject to the proper storage and handling of the Product in accordance with the instructions in the SmPC by Authority or its designees or agents); 5.15.3 be free of any identifiable Defect and shall be unadulterated; 5.15.4 satisfy the Minimum Shelf Life at the time of Delivery; and 5.15.5 be new and have not (i) previously left the control of Novavax or its Affiliates; (ii) been rejected or returned by any other entity; or (iii) been reprocessed or reworked; in each case of (i), (ii) and (iii) prior to their supply to the Authority under this Agreement. No Exclusive Purchasing Arrangement 5.16 Nothing in this Agreement shall amount to an exclusive purchasing obligation on the Authority or preclude or restrict the Authority from purchasing any products whatsoever from Third Parties, including any products that are complementary to, competitive to, equivalent to, or substitutable for the Product or that are indicated for or expected to be beneficial for use in the prophylaxis, treatment or vaccination against SARS-CoV-2. Manufacturing Failures 5.17 Without excusing or limiting the obligations under clause 5.15 and 8.8, and subject to notifying the Authority of the use of such alternative facilities, if for any reason related to the Facilities, Novavax is unable to supply Conforming Product to Authority in accordance with the Delivery obligations of this Agreement, then Novavax shall instead source and supply Product from its other supply chain arrangements involved in the Manufacture of Product for countries outside the Territory and shall ensure that such Product sourced from those other facilities may be supplied hereunder as Conforming Product.

254681-3-31828-v16.0 - 27 - 70-40746871 6. PRODUCTION SCHEDULES AND BUSINESS CONTINUITY Production Schedules 6.1 On a [***] basis Novavax shall provide the Oversight Committee with the then most current and accurate production schedule for the Manufacture of Product that is the subject of this Agreement, which shall include the status of Facility reservations and stock levels of Antigen, Adjuvant, formulated drug substance and final (but unlabelled) Product. Business Continuity Plan 6.2 Novavax and its Affiliates currently have in place and shall, in consultation with the Authority within [***] of the Effective Date, further develop, implement and thereafter keep current, a reasonable risk management programme for the Facilities and Manufacture and Delivery of the Product, including a Business Continuity Plan. At the Authority's request, Novavax shall make a copy of the current Business Continuity Plan available to the Authority, or its representatives, for review. Novavax shall keep the Business Continuity Plan under review and shall update the same from time to time as reasonably appropriate. 6.3 Novavax shall: 6.3.1 test its Business Continuity Plan at reasonable intervals, and in any event no less than [***], and update it to address any material failures; and 6.3.2 use Commercially Reasonable Efforts to ensure that its and its Affiliates' Business Continuity Plan complies, on an ongoing basis, with any specific and reasonable business continuity requirements, as may be discussed pursuant to the Oversight Committee. 6.4 For the avoidance of doubt, having a Business Continuity Plan and its implementation does not relieve Novavax (or its Affiliates) from the Manufacturing and supply obligations under this Agreement. 7. ORDERING Priority Order 7.1 Within [***] following the Effective Date the Authority shall submit to Novavax a written order for sixty million (60,000,000) Doses of the Product (the "Priority Order"), [***]. 7.2 Novavax shall accept the Priority Order in writing, and the confirmed Priority Order shall be binding upon the Parties and subject to the terms and conditions set out in this Agreement. [***].

254681-3-31828-v16.0 - 28 - 70-40746871 Additional Orders 7.3 During the Term, the Authority may from time to time request additional Doses of the Product (each a "Additional Order"). 7.4 If the Authority requests an Additional Order: 7.4.1 [***]; 7.4.2 the Parties shall, acting reasonably and in good faith, agree a mutually acceptable delivery schedule for the Additional Order (which for the purposes of this Agreement shall become the Delivery Schedule applicable to such Additional Order); 7.4.3 the Authority shall submit an order for the Additional Order which reflects the quantity and delivery schedule agreed by the Parties, together with the Authority's order number, VAT number, and invoice address; and 7.4.4 Novavax shall accept such Additional Order in writing. 7.5 An Additional Order shall be binding upon the Parties in accordance with the terms and conditions set out in this Agreement. All other terms and conditions (including any terms and conditions which the Authority or Novavax purports to apply under any order, acceptance, specification or other document attached to any order or acceptance form) are hereby excluded. Reduced Volume 7.6 The Authority shall be entitled, on written notice to Novavax, to cancel or reduce (in whole or part) the Doses of the Product ordered in [***] or any Additional Order (such reduction being the "Reduced Volume"): (a) following any actual or reasonably threatened and/or reasonably anticipated material Loss of Supply (which will include for the avoidance of doubt an interruption in production which will reasonably be expected to result in a subsequent interruption in deliveries) which has not been remedied by Novavax within [***], by an amount equal to the amount subject to such Loss of Supply; (b) following any adjustment or variation of the Development and Manufacturing Plan, any adjustment or variation of Specification or Marketing Authorisation; or (c) subject to clause 8.6.2 and 8.6.3, any actual or reasonably threatened and/or anticipated failure to meet the Delivery Schedule or (notwithstanding adjustment of the Delivery Schedule) the Product Delivery Baselines. Following such adjustment the Parties shall agree in good faith a revised Delivery Schedule for the remaining volumes of Doses of Product to be Delivered, which shall be set as close in time to the original Delivery Schedule as is reasonably possible (and is compliant with principles of Priority Supply) and if agreement cannot be reasonably

254681-3-31828-v16.0 - 29 - 70-40746871 reached the Authority may further adjust [***] or Additional Order pursuant to this clause. 7.7 The effect of the Reduced Volume shall be automatically binding on the Parties and the total Price payable under this Agreement shall be decreased by the Reduced Volume of the Doses of the Product (a "Price Reduction") and Novavax shall have no further obligation to provide such Reduced Volume of Doses. Novavax shall promptly refund any Price Reduction (to the extent already paid by the Authority) to the Authority. 7.8 Following any change in accordance with the foregoing or pursuant to clauses 8.8 or 12, each of the Orders shall thereafter reflect the new volume of Product adjusted according to this clause. 7.9 If the Authority elects to receive a Reduced Volume, the sole and exclusive remedy of the Authority in respect of that Reduced Volume shall take the form of the Price Reduction provided that this shall not relieve Novavax for any liability in respect of any material breach (if applicable) of this Agreement, including its failure to use Commercially Reasonable Efforts where expressly required under this Agreement. 8. DELIVERY Delivery Schedule 8.1 Subject to the provisions of this clause 8, Novavax shall Deliver Conforming Product to the Authority or its Authorised Agent in the volumes and timelines set out in the applicable Delivery Schedule. 8.2 If due to events beyond Novavax' reasonable control the Product is not going to be Delivered, in any material way, in accordance with the Delivery Schedule, then Novavax shall [***] notify the Oversight Committee and, provided Novavax has used Commercially Reasonable Efforts to Deliver in accordance with the Delivery Schedule the Oversight Committee, shall discuss a reasonable and proportionate amendment to the Delivery Schedule recognising that [***] delivery of the Product is a fundamental requirement for the Authority. The Delivery Schedule may only be updated and refined during the Term with the written agreement of the Oversight Committee (such consent not to be unreasonably withheld or delayed)], subject always to (i) the Product Delivery Baselines and (ii) the Delivery Schedule conforming with Novavax' obligations to supply Product in accordance with Priority Supply. For the avoidance of doubt, if a failure of Novavax not to use Commercially Reasonable Efforts in accordance with its obligations under this Agreement directly resulted in Novavax' request for such change to the Delivery Schedule, such failure shall entitle the Authority to withhold its consent to any change to the Delivery Schedule. Authority's Authorised Agents 8.3 Where and insofar as expressly stated in writing by the Authority to Novavax, the Authority may appoint one or more Authorised Agents to act on the Authority's behalf in relation to part or all of this Agreement, including to receive one or more Deliveries of any Product (or part thereof). Novavax shall work and co-operate reasonably with each Authorised Agent appointed by the Authority upon such notification.

254681-3-31828-v16.0 - 30 - 70-40746871 Delivery 8.4 Novavax shall: 8.4.1 deliver the Product [***] ("Delivery") with Delivery being complete upon [***]; 8.4.2 ensure that the total volume of Doses of the Product set forth in the Orders (as may be amended) shall be Delivered; 8.4.3 ensure that Delivery of Product shall not be made earlier than: (a) subject to clause 8.6.2, the applicable dates set forth in the Delivery Schedule without the agreement of the Authority; or (b) the date of grant or issuance of a Marketing Authorisation for the Product in the Territory, unless Delivery is requested earlier by the Authority, and any Delivery (or attempted Delivery) of Product earlier than the applicable date set forth in the Delivery Schedule or before grant/issuance of a Marketing Authorisation (unless requested earlier by Authority) may be [***]. 8.5 Notwithstanding Novavax' obligation to Deliver the Priority Order (and any Additional Order) in the quantities and during the periods set forth in the Delivery Schedule, for each instalment set out in the Delivery Schedule, the Oversight Committee may agree to further refine the timing for Delivery of that specific instalment and the quantities. 8.6 Without prejudice to the Authority's rights under clause 7.6 (which may be exercised at any time), Novavax shall not be in breach of its obligation to comply with the Delivery Schedule if: 8.6.1 there is a delay in Novavax securing the Marketing Authorisation (and, if applicable, any Emergency Use Authorisation) for the Product in the Territory provided that (i) Novavax, its Affiliates and Subcontractors used Commercially Reasonable Efforts in their respective activities to file for and secure the grant or issuance of the same; and (ii) delay was not caused by the breach of this Agreement or the negligence of, Novavax, its Affiliates or Subcontractors; 8.6.2 there is any minor variance of dates of Delivery compared to the Delivery Schedule of up to [***] due to the unpredictable nature of the Manufacturing of the Products, so long as such variance is agreed with the Authority in writing at least [***] prior to the scheduled Delivery date for such Products as set out in the Delivery Schedule (a "Grace Period"); 8.6.3 there is any minor variance in quantity of Doses Delivered compared to the quantities in the Delivery Schedule of up to [***]; or 8.6.4 the Parties agree, from time to time and by mutual consent, to vary the Delivery Schedule. Delays and Loss of Supply

254681-3-31828-v16.0 - 31 - 70-40746871 8.7 Novavax shall [***] from the issue being identified) notify the Authority in writing of any actual or anticipated delay or change to the Delivery Schedule or any actual or anticipated delay in Delivery of Product against the Delivery Schedule. 8.8 Without prejudice to clause 7.6, if the Authority's supply is materially interrupted, delayed or deferred due to (i) any orders or directions pursuant to the US Defense Production Act, or as a consequence of any other government interventions ("Government Interventions"); (ii) demands or obligations from Funding Entities or other Third Parties; or (iii) commitments accepted by Novavax; (collectively a "Loss of Supply") and such Loss of Supply is not promptly remedied by Novavax within twenty (20) Business Days, then in either case, the Authority shall be entitled: 8.8.1 to terminate this Agreement pursuant to clause 25.4; and 8.8.2 as its sole and exclusive remedy to recoup [***] provided to Novavax, provided however, that: (a) if the Loss of Supply is caused by Government Intervention then Novavax shall only be required to refund such monies to the Authority to the extent the [***]; or (b) if the Loss of Supply is caused for reasons under (ii) or (iii) of the definition above, sub-paragraph (a) shall not relieve Novavax for any liability if the cause under (ii) or (iii) above results from any material breach (if applicable) of this Agreement, including its failure to use Commercially Reasonable Efforts where expressly required under this Agreement. Receipt following Delivery 8.9 The Authority or its Authorised Agent shall arrange for the Delivery Location to be ready for receipt of the Product in accordance with the Delivery Schedule. Delivery shall be deemed complete when the Product has been [***]. If the Delivery Location cannot receive the Product on the agreed Delivery date, then Novavax shall keep and store the same in accordance with the applicable storage guidelines and requirements for up to [***]. Following that [***] period, unless a further storage period is otherwise agreed between the Parties (at the Authority's cost and risk), Novavax shall Deliver the Product to the Delivery Location (whether or not the Delivery Location can receive the Product). 8.10 All Deliveries of the Product supplied hereunder shall, at the time of Delivery or reasonably in advance of the Delivery of the Product, be accompanied by the documentation specified in Schedule 8 (the "Documentation"). 9. DISTRIBUTION 9.1 Once Product is Delivered by Novavax in the UK, the Authority or its designees shall be responsible for and shall control and direct the onward distribution of the Product. 9.2 Novavax agrees and acknowledges that the Authority may donate or resell Product Delivered to the Authority that is in excess of its requirements to other countries, governments and charitable organisations including the ACT Accelerator, but only if

254681-3-31828-v16.0 - 32 - 70-40746871 (i) the intended purpose of such donation or resale is to vaccinate individuals against SARS-CoV-2; (ii) such Product can be placed on the market in such country(ies) in accordance with Applicable Law (which for the avoidance of doubt does not require Novavax to seek any Regulatory Approval in such country(ies)); (iii) the Authority is not in material breach of this Agreement; and (iv) the Authority has paid to Novavax the Price for such Product. In addition, the Authority expressly acknowledges and agrees that, in connection with any donation or resale or Product to a country(ies) outside of the Territory as aforesaid, that (A) the Authority shall be solely responsible for shipping, transporting and otherwise delivering the donated or resold Product to such country(ies) (including the cost of importing, exporting and customs clearance) and that Novavax will have no obligation to assist the Authority with the foregoing or to otherwise assist the Authority with distribution of the Product within such country(ies), (B) the Authority shall be solely responsible for initiating and implementing any Product recalls in such country(ies), (C) the Product warranties set forth in this Agreement solely apply to the sale of Product to Authority under this Agreement, (D) the donation or reselling of any Product by Authority does not reduce or remove any obligation or right of the Authority or right or obligation of Novavax under this Agreement, and (E) Novavax shall have no indemnification obligation under this Agreement with respect to such Product once it is donated or resold, and (F) no Confidential Information of Novavax shall be disclosed. 10. RISK AND TITLE 10.1 Risk of loss or damage and title to Products supplied under this Agreement shall pass to the Authority upon Delivery of the Product to the Authority pursuant to clause 8. 11. INSPECTION AND REJECTION OF PRODUCT Inspection & Rejection 11.1 Upon the [***], the Authority (or, on its behalf, its Authorised Agent) will inspect the Product and review the Documentation, and notify Novavax in writing [***] of the Delivery of the Product and receipt of the Documentation) if it rejects the Product ("Rejected Product"). [***] [***] 11.1.1 [***]; or 11.1.2 [***]; [***] Should the Authority notify Novavax pursuant to this clause 11.1, the Authority shall make available for collection by Novavax samples of the Rejected Product to Novavax (or its nominated agent) for collection and testing. Independent Laboratory 11.2 In the event of a disagreement concerning whether Product has any Defect or is Conforming Product, Novavax shall notify the Authority within [***] of its receipt of the Authority's notice of such Rejected Products. Novavax and the Authority shall use their respective reasonable endeavours to resolve such disagreement [***]. If the parties are unable to amicably resolve the disagreement, such dispute shall be resolved by having an independent, mutually acceptable, qualified third party expert (the

254681-3-31828-v16.0 - 33 - 70-40746871 "Independent Expert") promptly examine the Product that is the subject of the dispute. [***] The findings of the Laboratory shall be final and binding on the Parties other than in the event of manifest error. 12. REMEDIES AND MITIGATION OF LOSSES 12.1 Novavax acknowledges the critical importance that the Authority places on ensuring that Products are delivered free of Defect, in conformance with clause 5.15, and in accordance with Priority Supply and the Delivery Schedule. Rejected Product 12.2 In respect of any Rejected Product, provided that the Authority notifies Novavax of such Defect in accordance with clause 11.1, Novavax shall at the Authority's election: 12.2.1 upon such Rejected Product being made available for collection by Novavax or resolution of any disagreement as to whether or not the Rejected Product is Defective, refund the Authority's payment for such Rejected Product calculated on a pro-rated basis according to the number of Product units returned as Rejected Product; or 12.2.2 at no additional cost to the Authority, replace the Rejected Product with an identical quantity of Conforming Product, subject to the Parties agreeing on a Delivery date for such replacement Product, which Novavax shall use Commercially Reasonable Efforts to Deliver on an expedited basis, and the Rejected Product shall be made available for collection and disposal by Novavax, [***]. Without prejudice to clause 12.3, the remedies set forth in this clause 12.2 shall be the sole and exclusive remedy of the Authority in regard to Rejected Product that has not been distributed, used or administered by the Authority. Failure to Deliver Conforming Product 12.3 If Novavax does not Deliver Conforming Products in accordance with the Delivery Schedule (or, where notified, within the applicable Grace Period) other than where such failure to Deliver is due to the default of the Authority or its Authorised Agents, then the Authority shall, upon written notice to Novavax: 12.3.1 be entitled to refuse or cancel Delivery of any such Products not Delivered in accordance with the Delivery Schedule [***]; and 12.3.2 be entitled to a refund, calculated on a pro-rated basis of the Price, for those Products (i) Delivered with a Defect (where the Authority elected to receive a replacement remedy pursuant to clause 12.2.2 but that replacement was not Conforming Product); (ii) not Delivered; or (iii) which have been refused Delivery or had their Delivery cancelled in accordance with clause 12.3.1. If Authority elects to exercise its remedy in this clause 12.3, and subject to clause 12.2.1, it shall be the sole and exclusive remedy of the Authority in regard to failure to Deliver Conforming Product [***].

254681-3-31828-v16.0 - 34 - 70-40746871 13. PRICE [***] 13.1 [***]. 13.2 [***]. 13.3 [***]. Currency 13.4 The Price payable by the Authority under this Agreement shall be payable in US Dollars. 14. INVOICING AND PAYMENT [***] 14.1 Novavax shall invoice the Authority on or after the later of (i) Novavax' acceptance of the Priority Order; and (ii) the entry of Novavax into the supply agreements or letters of intent or authorisation with each of Fujifilm and [***] (as contemplated in clauses 5.5 and 5.8 or, if applicable, alternative CMOs for the Manufacture of the Antigen and/or fill/finish of the Product in accordance with clauses 5.6 and/or 5.9) for [***], which amount shall be off-set and credited against future payments due to Novavax in respect of [***]. 14.2 The Parties acknowledge and agree that [***] by the Authority in clause 14.1 shall be off-set one hundred per cent. (100%) against the amount payable by the Authority for the first [***] Doses of Conforming Product Delivered pursuant to [***]. [***] 14.3 [***] Invoicing 14.4 Novavax shall invoice the Authority for [***]. Payment Terms 14.5 The Authority shall pay each invoice properly submitted in accordance with this Agreement and the invoice schedule within [***] after the date of the applicable invoice. 14.6 All payments due to a Party under this Agreement: 14.6.1 are exclusive of any VAT which may be chargeable, which, if properly chargeable, the paying Party shall pay in addition at the rate and in the manner for the time being prescribed by Applicable Law and subject to the other Party providing a valid and accurate VAT invoice; 14.6.2 shall be made by transfer to such US or UK bank account as the receiving Party may from time to time notify in writing to the paying Party; and

254681-3-31828-v16.0 - 35 - 70-40746871 14.6.3 shall be made in full and cleared funds, subject to any deduction or withholding which must be made under Applicable Laws. Disputes and Late Payments 14.7 The Authority shall raise any queries with respect to an invoice within fifteen [***] of receipt. Where Authority raises a query with respect to an invoice, the Parties shall liaise with each other and agree a resolution to such query within [***] days of the query being raised. If the Parties are unable to agree a resolution within [***] the query being raised, the dispute shall be referred to dispute resolution in accordance with the dispute resolution procedure prescribed in this Agreement. For the avoidance of doubt, the Authority shall not be in breach of any of any of its payment obligations under this Agreement in relation to any queried or disputed invoice sums unless the process referred to in this clause 14.7 has been followed and it has been determined that the queried or disputed invoice amount is properly due to Novavax and the Authority has then failed to pay such sum within [***] following such determination. 14.8 The Authority shall pay all amounts not in dispute. If the Authority fails to pay any amount payable under this Agreement by the due date for payment, then without prejudice to any other rights or remedies that Novavax may have interest shall accrue on that amount [***]. 15. WARRANTY AND UNDERTAKINGS 15.1 Novavax warrants and undertakes to the Authority that: 15.1.1 it shall maintain a properly documented system of quality controls and processes (including quality management systems) covering all aspects of its obligations under this Agreement (including those it may subcontract to others) and shall at all times comply with such quality controls and processes and not amend them in material manner without notifying the Authority in writing at least [***] in advance of such change (such notice to include the details of the consequences which follow such change being implemented). 15.2 Novavax further represents, warrants, and undertakes to the Authority that: 15.2.1 it has the right and authority to enter into this Agreement and that it has the capability and capacity to fulfil its obligations under this Agreement; 15.2.2 it is a properly constituted limited liability company and that it is fully empowered by the terms of its constitutional documents to enter into and to carry out its obligations under this Agreement and the documents referred to therein; 15.2.3 to its knowledge there are no pending or threatened actions or proceedings before any court or administrative agency which would materially adversely affect the financial condition, business or operations of Novavax; 15.2.4 there are no material agreements existing to which Novavax is a party which prevent Novavax from entering into this Agreement, or which would prevent Novavax from fulfilling [***] on the terms of this Agreement (including any agreement with a Funding Entity);

254681-3-31828-v16.0 - 36 - 70-40746871 15.2.5 all necessary actions to authorise the execution of and performance of its obligations under this Agreement have been taken before such execution; and 15.2.6 it shall: (i) take reasonable steps to identify if there is any slavery or human trafficking in its supply chains accordingly to Applicable Law; (ii) notify the Authority promptly if it becomes aware of any actual or suspected incidents of slavery or human trafficking in its supply chains; and (iii) conduct its business without use of any slavery or human trafficking. 15.3 Novavax also warrants that, at the time of their delivery, title to the Product supplied under this Agreement will pass to the Authority as provided in this Agreement free and clear of any security interest, lien, charge or other encumbrance. Record Keeping 15.4 Novavax shall (and shall procure that its Affiliates shall) maintain all records and reports with respect to the Manufacture and supply of the Product (and in relation to the provision of any other services) under this Agreement as required by Applicable Laws and in any event for a minimum period of [***] following the termination or expiry of this Agreement. Product Recall 15.5 Novavax and the Authority (or its designee) shall co-operate with respect to initiating and implementing any Product recalls (i) required by controlling Regulatory Authorities; (ii) that are precautionary withdrawals implemented due to an underlying concern regarding the Product; and (iii) voluntary withdrawals requested by the Authority for reasons other than those under (i) or (ii). Novavax shall be responsible for implementing a recall required by the controlling Regulatory Authority or a precautionary recall under (ii) above, and the Authority shall be responsible for implementing any recall it voluntarily elects to make under (iii) above. Each Party, as applicable, shall (a) handle such matters in a timely, prudent and skilful manner, in compliance with all Applicable Law; and (b) keep the other Party informed in a timely manner with respect to the recalling Party's activities in regard to all such recalls and market withdrawals. 15.6 All costs incurred in responding to recalls and market withdrawals shall be borne: 15.6.1 [***]; 15.6.2 [***], or 15.6.3 [***]. 16. FUTURE PREPAREDNESS Through the Oversight Committee, the Parties shall discuss in good faith the terms and arrangements for a longer partnership with potential funding by the Authority for the development and supply of other potential pandemic preparedness vaccine products (including but not limited to Novavax' seasonal influenza vaccine or a pandemic derivative thereof).

254681-3-31828-v16.0 - 37 - 70-40746871 17. ANTI-BRIBERY 17.1 Each Party represents: 17.1.1 on behalf of itself, its Affiliates, and its and their respective Personnel (together with such Party, the "Party Representatives") that its Party Representatives have not in relation to this Agreement: (a) committed (directly or indirectly) any offence under any anti-bribery or anti-corruption laws (including the Bribery Act 2010 and/or the Foreign Corrupt Practices Act); (b) offered, given or agreed to give any Personnel of the other Party any gift or consideration of any kind as an inducement or reward for doing or not doing or for having done or not having done any act in relation to the obtaining or performance of this or any other agreement with the other Party; or (c) in connection with this Agreement paid or agreed to pay any commission other than a payment, except as permitted under Applicable Law, (each of (a), (b) and (c) being a "Prohibited Act"). 17.2 Each Party represents that: 17.2.1 it has in place reasonably adequate training and compliance procedures to prevent bribery and corruption as contemplated by Applicable Laws; and 17.2.2 it, its Affiliates, and their respective Personnel shall not knowingly take any action that will, or would reasonably be expected to, cause the other Party or its Affiliates to be in violation of any such laws or policies. 17.3 If a Party or its Party Representatives (or anyone acting on its or their behalf) has done or does any of the Prohibited Acts or has committed or commits any offence under any anti-bribery or anti-corruption laws in relation to this or any other agreement with the other Party: 17.3.1 such act shall be treated as a material breach of this Agreement; and 17.3.2 any termination under this clause 17.3 shall be without prejudice to any right or remedy that has already accrued, or subsequently accrues, to the non-breaching Party. 18. PRODUCT SECURITY 18.1 The Authority (or, on its behalf, its Authorised Agent) shall be responsible for destruction of all Conforming Product in its possession for which the shelf life has expired. Novavax shall be responsible for destruction of all Products that have Defects. In complying with its respective destruction obligations, the applicable Party shall undertake such destruction within mutually acceptable timelines, and prior to the destruction the applicable Party possessing the applicable Product shall hold the same securely pending destruction. Each Party shall keep a record of any destruction it undertakes and shall [***] issue certificates of destruction to the other Party upon

254681-3-31828-v16.0 - 38 - 70-40746871 request. Such records shall be kept for a period of the longer of [***] or the term required by Applicable Laws or Applicable Standards. 18.2 The Authority shall comply with all Applicable Laws relating to the traceability of pharmaceutical products in accordance with Novavax' specifications, standards, strategy and instructions applied by Novavax to all of its distributors of medicinal products from time to time. Any amendment to such specifications, standards, strategy or instructions shall be implied after a reasonable timeline agreed with the Authority. 18.3 The Authority warrants and undertakes that it will not alter or modify any Product in any way (including Labelling and packaging but excluding any transportation packaging) after delivery to the Delivery Locations. 18.4 After Delivery, all Products shall be: (i) stored securely by the Authority (or its Affiliate); and (ii) delivered, shipped and distributed by the Authority (or its Affiliate) in a secure manner appropriate to the transportation route and destination, in each case (i) and (ii) to guard against and deter theft, diversion, tampering or substitution (with, for example, counterfeits). 19. INTELLECTUAL PROPERTY 19.1 Neither Party will gain any rights of ownership to or use of any property or Intellectual Property Rights owned by the other (whether by virtue of this Agreement, by implication or otherwise). 19.2 Novavax warrants to the Authority that either it is the sole proprietor and legal and beneficial owner of all Intellectual Property Rights in the Product or it is licensed by the relevant owners to Manufacture and supply the Product in accordance with this Agreement. 19.3 Novavax warrants and represents to the Authority that, as of the Effective Date, it is not aware that any receipt, keeping, sale and use of the Product in the Territory in accordance with this Agreement would infringe any Intellectual Property Rights of any Third Party. 20. CONFIDENTIALITY 20.1 Each Party shall treat the Confidential Information of the other Party as strictly confidential and not disclose it to any Third Party for any purpose whatsoever without obtaining the prior written consent of the other Party and not make use of the Confidential Information of the other Party or any part thereof other than as permitted under this Agreement, in each case other than to conduct its activities under this Agreement and as expressly permitted under this clause 20. Each Party agrees to treat such Confidential Information with at least the same care and in the same manner as its own secret and valuable information. 20.2 Novavax may disclose all or any part of the Confidential Information to its Affiliates, and to its and its Affiliates' respective Personnel and suppliers ("Representatives") as necessary to enable Novavax' performance under this Agreement, provided, however, that it ensures that such Representatives comply with the provisions of this clause 20. The Authority may disclose all or any part of the Confidential Information to

254681-3-31828-v16.0 - 39 - 70-40746871 Authorised Agents, Central Government Bodies and the Devolved Administrations ("Representatives") as necessary to enable the Authority's performance under this Agreement, provided, however, that it ensures that such Representatives comply with the provisions of this clause 20. 20.3 The confidentiality obligations and use restrictions set forth in clause 20.1 shall not apply to: 20.3.1 information that is or becomes generally available to the public (other than as a result of its disclosure by the receiving Party in breach of this clause 20); 20.3.2 information that was available to the receiving Party or its Representatives on a non-confidential basis before disclosure by the disclosing Party; 20.3.3 information that was, is or becomes available to the receiving Party or its Representatives on a non-confidential basis from a Third Party who, to the receiving Party's or the relevant Representative's knowledge, is not bound by a confidentiality agreement with the disclosing Party or otherwise prohibited from disclosing the information to the receiving Party or the Representative; 20.3.4 information that is developed by or for the receiving Party or its Representatives independently of the information disclosed by the disclosing Party; or 20.3.5 the disclosure of which is required to ensure the compliance of the Authority with any law including, but not limited to, the Freedom of Information Act 2000 (c.36) ("FOIA"), Codes of Practice on Access to Government Information, on the Discharge of Public Authorities' Functions or on the Management of Records ("Codes of Practice") or the Environmental Information Regulations 2004 (SI 2004/3391) ("Environmental Regulations"), provided, however, that the Authority has provided reasonable advance notice of the impending disclosure to Novavax and provided further that it shall only disclose the Confidential Information to the extent strictly necessary. 20.4 Novavax agrees that: 20.4.1 without prejudice to the generality of clause 20.3.5, the provisions of this clause 20 are subject to the respective obligations and commitments of the Authority and any Authorised Agent, Central Government Body, Administering Entity and Devolved Administration (as the case may be) under the FOIA, the Codes of Practice and the Environmental Regulations; 20.4.2 the decision on whether any exemption applies to a request for disclosure of recorded information is [***]; and 20.4.3 where the Authority or an Administering Entity or Devolved Administration is managing a request as referred to in clause 20.4.2, Novavax shall co-operate with the Authority and any Authorised Agent, Central Government Body, Administering Entity or Devolved Administration making the request and shall respond within [***] of any request by it for assistance in determining how to respond to a request for disclosure. 20.5 Novavax shall:

254681-3-31828-v16.0 - 40 - 70-40746871 20.5.1 transfer any request for information, as defined under section 8 of the FOIA and/or the Environmental Regulations, to the Authority or an Authorised Agent, Central Government Body, Administering Entity or Devolved Administration as soon as practicable after receipt and in any event within [***] of receiving a request for information; 20.5.2 provide the Authority or an Authorised Agent, Central Government Body, Administering Entity or Devolved Administration with a copy of all information in its possession or power in the form that the Authority or an Authorised Agent, Central Government Body, Administering Entity or Devolved Administration requires within [***] of the Authority or an Authorised Agent, Central Government Body, Administering Entity or Devolved Administration requesting that information; and 20.5.3 provide all necessary assistance as reasonably requested by the Authority or an Authorised Agent, Central Government Body, Administering Entity or Devolved Administration to enable the Authority or an Authorised Agent, Central Government Body, Administering Entity or Devolved Administration to respond to a request for information within the time for compliance set out in section 10 of the FOIA. 20.6 Subject to clause 20.5 above: 20.6.1 Novavax hereby gives consent for the Authority to publish this Agreement in its entirety (but with any information which is exempt from disclosure in accordance with the provisions of the FOIA and or the Environmental Information Regulations redacted, and subject to clause 20.6.3 any other redactions agreed by the Parties), including from time to time agreed changes to this Agreement, to the general public; and 20.6.2 the Authority hereby gives consent for Novavax to publish this Agreement as required by the SEC (but with any information which is exempt from disclosure redacted unless disclosure is required by the SEC, and subject to clause 20.6.3 any other redactions agreed by the Parties); and 20.6.3 the Parties shall cooperate in good faith to agree the scope of redactions and to address each Party's concerns as regards information which the other Party intends not to redact (but subject always to each Party's obligations to disclose as set out above). 20.7 The Authority may, at its sole discretion, redact information from this Agreement prior to publishing for one or more of the following reasons: 20.7.1 national security; 20.7.2 Personal Data; 20.7.3 confidential information protected by Intellectual Property Rights; 20.7.4 Third Party confidential information; 20.7.5 IT security; or

254681-3-31828-v16.0 - 41 - 70-40746871 20.7.6 prevention of fraud. 20.8 The Authority may consult with Novavax to inform its decision regarding any exemptions and/or redactions but [***]. Novavax shall assist and cooperate with the Authority to enable the Authority to publish this Agreement. The Authority will follow its own internal policies together with any applicable guidelines, including any published by the Treasury, the Cabinet Office or the Information Commissioner. 20.9 The Authority or an Authorised Agent, Central Government Body, Administering Entity or Devolved Administration [***] consult Novavax in relation to any request for disclosure of Novavax' Confidential Information in accordance with all applicable guidance. 20.10 Each Party acknowledges that damages resulting from disclosure of the Confidential Information not permitted hereby would be an insufficient remedy. Novavax acknowledges and agrees that the Authority shall be [***]. 20.11 Each Party may disclose Confidential Information (including this Agreement) of the other Party to the extent that such disclosure is: 20.11.1required by Applicable Laws, such as filing with securities regulators, or by an order of a Governmental Authority; provided that the receiving Party (where it is legally permitted to do so) shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to seek a protective order or other form of confidential treatment for the information, or obtain assurances that the information be used only for the purposes for which the order was issued, and the receiving Party shall thereafter disclose only that portion of the information required to be disclosed in order to comply; 20.11.2to a Regulatory Authority as reasonably necessary for the purposes of any filing, application or request for any marketing authorisation, licence or other Regulatory Approval made by or on behalf of Novavax or its Affiliates in respect of the Product; 20.11.3made by or on behalf of the receiving Party to legal, financial or other professional advisors, in each case for the purposes of advising on this Agreement and/or on the transactions contemplated hereby and thereby; provided however that, in each case, such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information and may only use such information for the purpose of assessing such transaction or providing such advice (as the case may be); or 20.11.4for the purposes of any legal proceedings brought pursuant to clause 34.11.2; provided that the Party making disclosures to a Third Party (other than a Governmental Authority) pursuant to clause 20.11.3 or clause 20.11.4 shall ensure that each Third Party recipient is bound by obligations of confidentiality no less restrictive than those contained in this Agreement and shall be liable to the other Party for any breach of such confidentiality obligations by the relevant recipient.

254681-3-31828-v16.0 - 42 - 70-40746871 20.12 Nothing in this clause 20 shall prevent the Authority from disclosing Confidential Information where it is required to do so by judicial, administrative, governmental or regulatory process in connection with any action, suit, proceedings or claim or otherwise by Applicable Law. Nothing in this Agreement shall prevent the Authority from disclosing Confidential Information: 20.12.1to any contracting authority as defined in Regulation 2 of the Public Contracts Regulations 2015 ("Contracting Authority"). All Contracting Authorities receiving such Confidential Information shall be entitled to further disclose the Confidential Information to other Contracting Authorities on the basis that the information is confidential and is not to be disclosed to a Third Party which is not part of any Contracting Authority; 20.12.2to any consultant, contractor or other person engaged by the Authority or any person conducting an Office of Government Commerce gateway review; 20.12.3for the purpose of the examination and certification of the Authority's accounts; or 20.12.4for any examination pursuant to Section 6(1) of the National Audit Act 1983 of the economy, efficiency and effectiveness with which the Authority has used its resources. 20.13 The Authority may disclose the Confidential Information of Novavax: 20.13.1 on a confidential basis to any Central Government Body for any proper purpose of the Authority or of the relevant Central Government Body; 20.13.2 to Parliament and Parliamentary Committees or if required by any Parliamentary reporting requirement; 20.13.3 [***]; 20.13.4 on a confidential basis to a professional adviser, consultant, supplier or other person engaged by any of the entities described in clause 20.13.1 (including any benchmarking organisation) for any purpose relating to or connected with this Agreement; 20.13.5 on a confidential basis for the purpose of the exercise of its rights under this Supply Agreement, including the audit rights pursuant to clause 29; or 20.13.6 on a confidential basis to a proposed successor body in connection with any assignment, novation or disposal of any of its rights, obligations or liabilities under this Agreement, and for the purposes of the foregoing, references to disclosure on a confidential basis shall mean disclosure subject to a confidentiality agreement or arrangement containing terms no less stringent than those placed on the Authority under this clause 20. 20.14 The Authority and Novavax agree not to issue any press releases or public announcements concerning this Agreement or its terms without the prior written consent of the other Party as to the form, timing and content of any such release or

254681-3-31828-v16.0 - 43 - 70-40746871 announcement, except as required by Applicable Laws, including disclosure required by any securities exchange. 20.15 Subject to clause 20.16, on expiry or termination of this Agreement or at any time at the disclosing Party's request, the receiving Party shall return to the disclosing Party all copies containing Confidential Information of the disclosing Party or, at the disclosing Party's option, destroy all copies of such Confidential Information. The return or destruction of the Confidential Information of the disclosing Party will not affect the receiving Party's obligation to observe the confidentiality and non-use restrictions in respect of that Confidential Information set out in this Agreement. 20.16 Each Party may keep one (1) copy of Confidential Information for evidence purposes at a secure place subject to the confidentiality and non-use obligations provided in this clause 20. The aforementioned return and destruction obligation shall not apply to electronic copies of Confidential Information which are rightfully contained in computers, word processors, communication systems and system-backup media (collectively "IT Media") which do not need to be destroyed or returned, provided that such IT Media are: (i) overwritten in the ordinary course of their reuse; or (ii) at all times maintained in confidence and not readily accessible and the receiving Party shall treat such copies as confidential in accordance with this clause 20. 20.17 This clause 20 shall remain in force without limit in time in respect of Confidential Information which comprises Personal Data or which relates to a patient, his or her treatment and/or medical records. Save as aforesaid, the obligations in this clause 20 shall last for [***]. 21. INDEMNITIES By Authority 21.1 [***]. 21.2 [***]: 21.2.1 [***]; 21.2.2 [***]; or 21.2.3 [***]. 21.3 [***]: 21.3.1 [***]; or 21.3.2 [***]. By Novavax 21.4 [***]: 21.4.1 [***];

254681-3-31828-v16.0 - 44 - 70-40746871 21.4.2 [***]; and 21.4.3 [***]. 21.5 [***]. 21.6 [***]. Conduct of Claims 21.7 [***]: 21.7.1 [***]; 21.7.2 [***]; 21.7.3 [***]; 21.7.4 [***]; and 21.7.5 [***]. [***]. 22. LIABILITY 22.1 [***]. 22.2 [***]: 22.2.1 [***]; or 22.2.2 [***]. 22.3 [***]: 22.3.1 [***]; 22.3.2 [***]; 22.3.3 [***]; 22.3.4 [***]; or 22.3.5 [***]. 22.4 [***]: 22.4.1 [***]; and, 22.4.2 [***]. 22.5 [***].

254681-3-31828-v16.0 - 45 - 70-40746871 22.6 [***]. 23. INSURANCE Novavax shall take out and maintain with a reputable commercial insurer such types and amounts of liability insurance to cover liabilities related to its activities under this Agreement for product liability claims, and for such other losses as are normal and customary in the pharmaceutical industry generally for Persons similarly situated, and shall upon request provide to the Authority evidence of its insurance coverage. Such policies shall include product liability insurance, clinical trial insurance, manufacturing insurance and general liability insurance, and shall remain in effect throughout the Territory and the [***]. 24. FORCE MAJEURE 24.1 If a Party is prevented from or delayed in performing any of its obligations under the Agreement by a Force Majeure then: 24.1.1 the relevant obligations under this Agreement shall be suspended for as long as the Force Majeure continues and the affected Party shall not be in breach of this Agreement or otherwise liable for any such failure or delay in the performance of such obligations; 24.1.2 [***] after the start of the Force Majeure, the affected Party shall notify the other Party of the nature of the Force Majeure and the likely effects of the Force Majeure on its ability to perform its obligations under this Agreement; and 24.1.3 [***] after the end of the Force Majeure, the affected Party shall notify the other Party that the Force Majeure has ended, and shall resume performance of its obligations under this Agreement. 25. DURATION AND TERMINATION 25.1 This Agreement commences and takes effect on the Effective Date and shall continue until the date falling one hundred and twenty (120) days after the last date on which the total quantity of Conforming Product equal to the volumes in the Priority Order is last Delivered in full to Authority (the "Initial Term"), unless and to the extent this Agreement is (i) extended under clause 25.2 or (ii) terminated earlier by a Party or the Parties in accordance with the provisions of this clause 25 (the "Term"). 25.2 If an Additional Order is agreed between the Parties in accordance with clause 7.4, the term of this Agreement shall automatically be extended to [***]. 25.3 Either Party (the "Terminating Party") shall be entitled to terminate this Agreement before the expiry of the Term [***] and upon written notice to that effect to the other Party, for material breach, if: 25.3.1 subject to clause 25.3.2, the other Party (the "Breaching Party") fails to materially comply with any of the obligations under this Agreement and fails to remedy the violation or breach within [***] (in each case, the "Cure Period"), after having been notified in advance in writing by the Terminating Party. In

254681-3-31828-v16.0 - 46 - 70-40746871 such event, the right of the Terminating Party to claim damages for breach of contract shall remain unaffected; and 25.3.2 the Breaching Party may during the Cure Period commence legal proceedings to challenge the validity of the termination, in which case, termination shall not occur until the court makes a decision (which decision is not capable of appeal or which is not appealed within the time limited allowed for appeal) that the event(s) specified in the Terminating Party's written notice does entitle the Terminating Party to terminate this Agreement. 25.4 The Authority shall be entitled to terminate this Agreement before the expiry of the Term [***] and upon [***] written notice to that effect to Novavax: 25.4.1 if the Authority, acting reasonably and in good faith, objects to any material change to the Development and Manufacturing Plan on the basis that such change will or is reasonably likely to result in (i) a material delay in securing a Marketing Authorisation for the Product in the Territory with an indication in the Field or (ii) a failure to Deliver quantities of the Confirming Product in all material respects to the Product Delivery Baselines; 25.4.2 if there is any Loss of Supply; 25.4.3 the [***] is not fulfilled with Conforming Product by the Product Delivery Baselines; or 25.4.4 the application for the Marketing Authorisation is refused or is not granted by the date in the applicable Baseline. 25.5 The Authority shall be entitled to terminate this Agreement before the expiry of the Term [***] and upon written notice to that effect to Novavax, as detailed below and to the extent permitted by Applicable Laws, if: 25.5.1 any resolution is passed, or application made, in relation to Novavax for a moratorium on the payment of its debts, or for its dissolution, liquidation, winding-up or administration; or 25.5.2 a receiver, liquidator, administrator or administrative receiver (or equivalent officer) is appointed over Novavax or its undertaking or all or a substantial part of its assets; or 25.5.3 Novavax suffers any event in any jurisdiction to which it is subject that has an effect equivalent or similar to any of the events described in this clause 25.5; and/or 25.5.4 Novavax ceases or threatens to cease to carry on business. 25.6 The Authority shall be entitled to terminate this Agreement before the expiry of the Term [***] and upon written notice: 25.6.1 if Novavax undergoes a change of control equivalent to [***] without the prior written consent of the Authority and the Authority shall be entitled to withhold such consent if, in the reasonable opinion of the Authority, the proposed change

254681-3-31828-v16.0 - 47 - 70-40746871 of control will have a material impact on the performance of this Agreement or the reputation of the Authority; 25.6.2 if Novavax purports to assign, subcontract, novate, create a trust in or otherwise transfer or dispose of this Agreement in breach of its terms, including those at clauses 34.5 and 34.7; 25.6.3 Novavax commits a material breach of its obligation to notify the Authority of any Occasion of Tax Non-Compliance as required by clause 30, or Novavax fails to provide details of proposed mitigating factors as required by clause 30 [***]; or 25.6.4 the Agreement should not have been awarded to Novavax in view of a serious infringement of obligations under European law declared by the Court of Justice of the European Union under Article 258 of the Treaty on the Functioning of the EU. 26. CONSEQUENCES OF TERMINATION 26.1 Upon expiry or termination of this Agreement: 26.1.1 the proportion of the Order concerning Conforming Product that has not been Delivered at the date of termination shall be cancelled; 26.1.2 Novavax shall be entitled to payment from the Authority for amounts that are due under this Agreement which have not otherwise been paid by the Authority in respect of the Price for Conforming Product that has been Delivered pursuant to this Agreement, which the Authority shall pay within [***] of the date of invoice for the same (to the extent the Authority has not already done so); 26.1.3 Novavax shall refund to the Authority [***] (in accordance with clause 14.2) against Conforming Product Delivered pursuant to this Agreement or otherwise repaid to the Authority by Novavax ("[***]") within [***] of the termination date, except that where this Agreement is terminated pursuant to clause 25.4.2, clause 8.8.1 shall apply; 26.1.4 each Party shall use Commercially Reasonable Efforts to mitigate both (i) the damages that would otherwise be recoverable from the other pursuant to this Agreement, and (ii) any costs, fees, expenses or losses that may be incurred by a Party, or for which a Party may be responsible, under this Agreement, by taking appropriate and reasonable actions to reduce or limit the amount of such damages, costs, fees, expenses or losses; and 26.1.5 any provision of this Agreement which expressly or by implication is intended to come into or continue in force, including clauses 1, 2.18, 4.9, 4.10, Error! Reference source not found., 9, 11, 12, 13, 14, 18, 20, 21, 22, 23, 26, 29 and 34 shall remain in full force and effect. 26.2 Expiry or termination of this Agreement for any reason shall be without prejudice to either Party's other rights and remedies or to any accrued rights and liabilities as the date of such expiry or termination which shall survive such termination or expiry.

254681-3-31828-v16.0 - 48 - 70-40746871 27. DATA PROTECTION 27.1 The following shall apply if Novavax processes any Personal Data pursuant to this Agreement: 27.1.1 Novavax shall comply with the Data Protection Act, the GDPR and any other applicable data protection legislation. In particular Novavax agrees to comply with the obligations placed on the Authority by the Principle (f) (the "Integrity Principle") set out in the Data Protection Act and the GDPR, namely: (a) to maintain technical and organisational security measures sufficient to comply at least with the obligations imposed on the Authority by the Integrity Principle; (b) only to process Personal Data for and on behalf of the Authority, in accordance with the instructions of the Authority and for the purpose of performing its obligations under this Agreement and to ensure compliance with the Data Protection Act and GDPR; and (c) to allow the Authority to audit Novavax' compliance with the requirements of this clause 27 on reasonable notice and/or to provide the Authority with evidence of its compliance with the obligations set out in this clause 27. 27.2 Both Parties agree to use all reasonable efforts to assist each other to comply with the Data Protection Act and the GDPR. For the avoidance of doubt, this includes Novavax providing the Authority with reasonable assistance in complying with subject access requests served on the Authority and Novavax consulting with the Authority prior to the disclosure by Novavax of any Personal Data in relation to such requests. 28. INDEPENDENT CONTRACTORS Novavax is acting as an independent contractor under this Agreement. Nothing in this Agreement or any circumstances associated with it or its performance give rise to any relationship of agency, partnership or employer and employee between the Authority and Novavax or between the Authority and any Novavax Representative, nor authorise either Party to make or enter into any commitments for or on behalf of the other Party. 29. RIGHT OF AUDIT, CONFLICTS OF INTEREST AND PREVENTION OF FRAUD 29.1 Novavax shall keep secure and maintain for the Term of this Agreement and [***], or such longer period as may be agreed between the Parties, full and accurate records of all matters relating to this Agreement. 29.2 Novavax shall grant to the Authority or its Authorised Agents, such access to those records as they may reasonably require in order to check Novavax' compliance with this Agreement for the purposes of: 29.2.1 the examination and certification of Novavax' accounts; or

254681-3-31828-v16.0 - 49 - 70-40746871 29.2.2 any examination pursuant to section 6(1) of the National Audit Act 1983 of the economic efficiency and effectiveness with which the Authority has used its resources. 29.3 The Comptroller and Auditor General may examine such documents as he may reasonably require which are owned, held or otherwise within the control of Novavax and may require Novavax to provide such oral and/or written explanations as he considers necessary. This clause does not constitute a requirement or agreement for the examination, certification or inspection of the accounts of Novavax under section 6(3)(d) and 6(5) of the National Audit Act 1983. 29.4 The Authority shall have the right to audit Novavax' compliance with this Agreement. Novavax shall permit or procure permission for the Authority or its authorised representative during normal business hours having given advance notice of no less than [***], access to [***] premises and facilities, books and records used in the performance of Novavax' obligations under this Agreement. 29.5 Should Novavax subcontract any of its obligations under this Agreement, Novavax shall use Commercially Reasonable Efforts to obtain for the Authority the right to audit (including but not limited to a financial audit and a full manufacturing audit) and inspect such Affiliate or Third Party. Novavax shall use Commercially Reasonable Efforts to procure permission for the Authority or its authorised representative during normal business hours no more than [***] having given advance notice of no less than [***], access to any premises and facilities, books and records used in the performance of Novavax' obligations under this Agreement, including any that are subcontracted to such Third Party. Novavax shall cooperate with such audit and inspection and accompany the Authority or its authorised representative if requested. 29.6 Novavax shall take appropriate steps to ensure that neither Novavax nor any staff is placed in a position where, in the reasonable opinion of the Authority, there is or may be an actual conflict, or a potential conflict, between the pecuniary or personal interests of Novavax and the duties owed to the Authority under the provisions of this Agreement. Novavax will disclose to the Authority full particulars of any such conflict of interest which may arise. 29.7 The Authority reserves the right to terminate this Agreement [***]. The actions of the Authority pursuant to this clause 29.7 shall not prejudice or affect any right of action or remedy which shall have accrued or shall thereafter accrue to the Authority. 29.8 Novavax shall take all reasonable steps to prevent Fraud by staff and Novavax (including its shareholders, members and directors) in connection with the receipt of monies from the Authority. Novavax shall notify the Authority [***] if it has [***] to suspect that any Fraud has occurred or is occurring or is likely to occur. 29.9 If Novavax or its staff commits Fraud in relation to this or any other contract with the Crown (including the Authority) the Authority may: 29.9.1 terminate this Agreement and [***]; or 29.9.2 [***].

254681-3-31828-v16.0 - 50 - 70-40746871 30. TAX NON-COMPLIANCE 30.1 If, at any point during the Term of this Agreement, an Occasion of Tax Non- Compliance occurs, Novavax shall: 30.1.1 notify the Authority in writing of such fact within [***] of its occurrence; and 30.1.2 [***] provide to the Authority: (a) details of the steps which Novavax is taking to address the Occasion of Tax Non-Compliance and to prevent the same from recurring, together with any mitigating factors that it considers relevant; and (b) such other information in relation to the Occasion of Tax Non- Compliance as the Authority may reasonably require. 31. ENVIRONMENTAL CONSIDERATIONS 31.1 Novavax shall comply in all material respects with applicable environmental laws and regulations in force from time to time in relation to the Product. Without prejudice to the generality of the foregoing, in respect of Product supplied in the Territory under this Agreement Novavax shall: 31.1.1 comply with any obligations imposed on it in relation to the Product by the Producer Responsibility Obligations (Packaging Waste) Regulations 2007 (SI 2007/871) (or any other equivalent legislation giving effect in any part of the European Economic Area to the Packaging and Packaging Waste Directive 94/62/EC as amended); and 31.1.2 without prejudice to the Novavax' other obligations under this Agreement, label all units of the Product, and the packaging of those units, to highlight mandatory environmental and safety information as required by Applicable Laws. 31.2 Novavax shall [***] respond to and meet all reasonable requests by the Authority for information evidencing Novavax' compliance with the provisions of this clause 31 in the Territory including the weight and type of packaging according to material types used in relation to the Product. 32. EQUALITY, NON-DISCRIMINATION AND HUMAN RIGHTS 32.1 Novavax shall not, to the extent applicable to its activities in relation to this Agreement: 32.1.1 engage in any prohibited conduct as defined in part 2 chapter 2 of the Equality Act 2010 (c.15) (the "Equality Act") in relation to any protected characteristic (as defined in section 4 of the Equality Act) where this would contravene any provisions of the Equality Act, including part 3 (goods and services) and part 5 (employment); 32.1.2 do (or omit to do) anything else that would amount to a contravention of the Equality Act including part 8 (prohibited conduct: ancillary) and chapter 3 part 5 (equality of terms); or

254681-3-31828-v16.0 - 51 - 70-40746871 32.1.3 do (or omit to do) anything else that would amount to a contravention of any equivalent legislation. 32.2 Novavax shall notify the Authority [***] of any investigation of or proceedings against Novavax under the Equality Act or any predecessor legislation and shall cooperate fully and [***] with any requests of the person or body conducting such investigation or proceedings, including allowing access to any documents or data required, attending any meetings and providing any information requested. 32.3 Novavax shall use Commercially Reasonable Efforts to include in any agreement with a Subcontractor entered into after the Effective Date to provide services or products solely in connection with this Agreement obligations substantially similar to those imposed on Novavax by this clause 32. 32.4 Novavax shall: (i) comply in all material respects with applicable current employment legislation with respect to its employees engaged in relation to this Agreement; and (ii) ensure that its employees are provided with appropriate employment and equality training as required by Applicable Laws. 32.5 Novavax shall, and shall use reasonable endeavours to ensure that its employees or agents and/or Subcontractors shall, at all times, act in a way which is compatible with the Convention rights within the meaning of Section 1 of the Human Rights Act 1998 (c.42). 33. SUPPLY CHAIN RIGHTS AND PROTECTION 33.1 From the Effective Date, Novavax shall implement reasonable due diligence procedures prior to contracting with any Subcontractors or any other participants in its supply chains, in order to satisfy itself that there is no slavery or human trafficking in its supply chains. 33.2 Novavax shall notify the Authority [***] it becomes aware of any actual or suspected slavery or human trafficking in a supply chain which has a connection with this Agreement, and shall promptly use [***] to remove any such slavery or human trafficking from its supply chain. 33.3 In relation to any contracts concluded by Novavax after the Effective Date with Subcontractors where the domicile of the Subcontractor is in the Territory, Novavax shall use Commercially Reasonable Efforts (i) to include payment terms that are no longer than [***] from the date of the receipt of a valid and undisputed invoice from the Subcontractor; and (ii) to agree late payment interest on the same terms as set forth herein. 34. MISCELLANEOUS 34.1 Notices 34.1.1 All communications relating to this Agreement shall be in writing and delivered by hand or sent by post to the Party concerned at the relevant address set out in this clause 34.1 below (or such other address as may be notified from time to time in accordance with this clause 34.1 by the relevant Party to the other Party). Any communication shall take effect:

254681-3-31828-v16.0 - 52 - 70-40746871 (a) if hand delivered, upon being handed personally to the addressee (or, where the addressee is a corporation, any one of its directors or its secretary) or being left in a letter box or other appropriate place for the receipt of letters at the relevant Party's address as set out below; (b) if sent by first class registered post, at 10 a.m. on the second (2nd) Business Day after posting or if overseas by international recorded post, at 10 a.m. on the fifth (5th) Business Day after posting. No notice served by email shall be effective. 34.1.2 A notice sent by post (or the envelope containing it) shall not be deemed to be duly posted for the purposes of this clause 34.1 unless it is put into the post properly stamped or with all postal or other charges in respect of it otherwise prepaid. For Notices to the Authority: Secretary of State, Department for Business, Energy and Industrial Strategy 1 Victoria Street Westminster London SW1H 0ET Attn: [***] With a copy to: Permanent Secretary, Department for Business, Energy & Industrial Strategy at the above address. For Notices to Novavax: Novavax, Inc. 21 Firstfield Road Gaithersburg, MD 20878 U.S.A. Attn: [***] 34.2 Variation and Waiver 34.2.1 No amendment or variation of the terms of this Agreement shall be effective unless it is made or confirmed in a written document signed by both Parties to this Agreement. 34.2.2 Any waiver of any right, obligation or remedy under, or compliance with or breach of any provision of, this Agreement must be expressly stated in writing to be such a waiver, must specify the right, remedy, obligation, provision or breach to which it applies and must be signed by an authorised signatory of each of the Parties granting the waiver. If either Party waives any right, obligation or remedy under, or compliance with or breach of any provision of, this Agreement, it can still enforce that right, obligation or provision, or claim that remedy subsequently and that waiver shall not be deemed to be a waiver of any

254681-3-31828-v16.0 - 53 - 70-40746871 subsequent breach of that or any other provision or of any other right, obligation or remedy. 34.2.3 The rights and remedies of either Party in respect of this Agreement shall not be diminished, waived or extinguished by the granting of any indulgence, forbearance or extension of time by either Party to the other nor by any failure to ascertain or exercise, or any delay in ascertaining or exercising, any such rights or remedies. 34.2.4 The discontinuance, abandonment or adverse determination of any proceedings taken by either Party to enforce any right or any provision of this Agreement shall not operate as a waiver of, or preclude any exercise or enforcement or (as the case may be) further or other exercise or enforcement by that Party of, that or any other right or provision. 34.2.5 Unless expressly provided otherwise in this Agreement, all references in this clause 34.2 to any right or remedy shall include any power, right or remedy conferred by this Agreement on, or provided by law or otherwise available to, the relevant Party; and any right not being exercised shall include any partial exercise of that right and any circumstances in which the relevant Party does not insist on the strict performance of any provision of this Agreement. 34.2.6 The giving by either Party of any consent to any act which by the terms of this Agreement requires that consent shall not prejudice the right of that Party to withhold or give consent to the doing of any similar act. 34.3 Counterparts 34.3.1 This Agreement may be executed in any number of counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one (1) counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute the one agreement. 34.3.2 Delivery of a copy of this Agreement together with an executed signature page of a counterpart in AdobeTM Portable Document Format (PDF) sent by electronic mail shall take effect (subject to clause 34.12) as delivery of an executed counterpart of this Agreement. If this method is adopted, without prejudice to the validity of this Agreement, each Party shall provide the other with a hard copy original of that executed counterpart as soon as reasonably practicable thereafter. 34.4 Invalidity Each provision of this Agreement is severable and distinct from the others. The Parties intend that each of those provisions shall be and remain valid and enforceable to the fullest extent permitted by Applicable Laws. If all or any part of any such provision is held to be, or at any time becomes to any extent invalid, illegal or unenforceable for any reason under any enactment or rule of law, it shall to that extent be deemed not to form part of this Agreement but (except to that extent in the case of that provision) it and all other provisions of this Agreement shall continue in full force and effect and

254681-3-31828-v16.0 - 54 - 70-40746871 their validity, legality and enforceability shall not be affected or impaired as a result, subject to the operation of this clause 34.4 not negating the commercial intent and purpose of the Parties under this Agreement. 34.5 Assignment 34.5.1 The Authority may assign or transfer, in whole or in part, this Agreement or any of its rights and obligations under this Agreement to one or more of its Affiliates; provided that if any such Affiliates fails to assume all obligations of Authority so assigned or transferred hereunder, Novavax shall have the right to terminate this Agreement by written notice with immediate effect. 34.5.2 Novavax may, but only with the Authority's prior written consent (which consent shall not be unreasonably withheld or delayed), assign or transfer, in whole or in part, this Agreement or any of its rights and obligations under this Agreement to one or more of its Affiliates. Novavax will procure that, before any assignee subsequently ceases to be a member of Novavax' Group, the assignee shall assign back to Novavax for the purposes of this clause, as much of the benefit of this Agreement as has been assigned to it. 34.5.3 Novavax may, but only with the Authority's prior written consent (which consent shall not be unreasonably withheld or delayed), assign or transfer, in whole or in part, this Agreement or any of its rights and obligations under this Agreement to any Third Party, but otherwise may not assign this Agreement, in whole or part, to any Third Party. 34.5.4 Any permitted assignment or transfer by one Party shall be effective only if the relevant assignee confirms in writing to, and upon receipt by, the other Party that it shall fully adhere to all the provisions of this Agreement as if it were an original party to this Agreement. 34.5.5 This Agreement shall be binding on and inure for the benefit of the successors and permitted assignees of the Parties. 34.6 Change of Control 34.6.1 If Novavax undergoes a change of control equivalent to or within the meaning of sections 450 and 451 of the Corporation Tax Act 2010 (other than for an intra-group change of control) without the prior written consent of the Authority then, without prejudice to clause 25.6.1, upon the Authority's request Novavax shall procure a legally binding guarantee from the parent entity of the party acquiring control of Novavax in favour of the Authority to guarantee and undertake to procure the continued performance by Novavax of this Agreement. 34.7 Subcontracting 34.7.1 Novavax may, without the need for the Authority's consent but subject to clause 34.7.2, subcontract or delegate its obligations or services to be provided under this Agreement to one or more of its Affiliates and/or to any Third Party consultant or contractor, including Fujifilm and [***] (a "Subcontractor").

254681-3-31828-v16.0 - 55 - 70-40746871 34.7.2 Novavax shall at all times remain responsible and liable to the Authority for the acts or omissions of Novavax' Affiliates and Subcontractors to whom Novavax subcontracts or delegates any of its obligations, as if those acts or omissions were of its own. 34.8 No Rights of Third Parties Save as provided in this Agreement, including pursuant to clause 21.4, a person who is not a Party to this Agreement shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement. Notwithstanding any rights any third party may have by virtue of the foregoing, the Parties to this Agreement may vary, amend or terminate this Agreement without seeking the consent of any Third Party whose rights may be affected. 34.9 Costs Except as set forth herein, each Party will be responsible for all costs incurred by it or on its behalf in connection with this Agreement. 34.10 Entire Agreement This Agreement, and any agreement or document referred to in it, together with the schedules herein, contains the entire agreement between the Parties with respect to the subject matter of this Agreement, and supersedes all previous agreements and understandings between the Parties with respect to that subject matter including the Heads of Terms between the Parties dated 13 August 2020. Each Party acknowledges that, in entering into this Agreement and the agreements and documents referred to in it, it does not rely on any statement, representation, assurance or warranty (whether it was made negligently or innocently) of any person (whether a Party to this Agreement or not) which is not expressly set out in this Agreement or those documents (a "Representation"), and that it shall have no cause of action against the other Party arising out of any Representation except in respect of any fraudulent misrepresentation by the other Party. Each Party agrees that the confidentiality agreement dated 1 June 2020 between the Parties is unaffected by this clause, provided that confidential information disclosed under that agreement may be used and deemed disclosed pursuant to this Agreement. 34.11 Governing Law and Jurisdiction 34.11.1This Agreement and any issues, disputes or claims arising out of or in connection with it (whether contractual or non-contractual in nature, including claims in tort or for breach of any statute or Applicable Law) shall be governed by and construed in accordance with [***] law. 34.11.2If a dispute arises between the Parties in connection with or relating to this Agreement (a "Dispute"), either Party shall have the right to refer such Dispute to senior representatives (namely [***]) for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by such senior officers in writing shall be conclusive and binding on the Parties.

254681-3-31828-v16.0 - 56 - 70-40746871 34.11.3Subject to clause 34.11.2, each Party irrevocably submits to the exclusive jurisdiction of the [***] courts to settle any dispute which may arise under or in connection with this Agreement or the legal relationships established by this Agreement. 34.12 Delivery of Agreement The Parties do not intend this Agreement to be delivered by, or to become legally binding on, any of them until the date of this Agreement is written at its head, notwithstanding that one or more of them may have executed this Agreement prior to that date being inserted. IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in two (2) counterparts by their respective duly authorised representatives as of the date set forth at the beginning of this Agreement.

254681-3-31828-v16.0 - 57 - 70-40746871 SIGNED by , Authorised Signatory for and on behalf of NOVAVAX, INC. ) ) ) …/s/ [***]………. SIGNED by , Authorised Signatory for and on behalf of THE SECRETARY OF STATE FOR BUSINESS, ENERGY AND INDUSTRIAL STRATEGY ) ) ) ) ) …/s/ [***]……………. [***] [***]

SCHEDULE 1 CANDIDATE, PRODUCT AND SPECIFICATIONS [Pursuant to Regulation S-K, Item 601(a)(5), this Schedule setting forth the the candidate, product and specifications has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

SCHEDULE 2 FACILITIES [Pursuant to Regulation S-K, Item 601(a)(5), this Schedule setting forth the facilities has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

SCHEDULE 3 KEY PERFORMANCE INDICATORS AND MEETING SCHEDULES [Pursuant to Regulation S-K, Item 601(a)(5), this Schedule setting forth the key performance indicators and meeting schedules has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

SCHEDULE 4 DEVELOPMENT AND MANUFACTURING PLAN [Pursuant to Regulation S-K, Item 601(a)(5), this Schedule setting forth the development and manufacturing plan has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

SCHEDULE 5 BASELINES [Pursuant to Regulation S-K, Item 601(a)(5), this Schedule setting forth the baselines has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

SCHEDULE 6 DELIVERY SCHEDULE [Pursuant to Regulation S-K, Item 601(a)(5), this Schedule setting forth the delivery schedule has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

SCHEDULE 7 ADDITIONAL ORDER PRICING [Pursuant to Regulation S-K, Item 601(a)(5), this Schedule setting forth the additional order pricing has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

SCHEDULE 8 DOCUMENTATION TO ACCOMPANY DELIVERIES [Pursuant to Regulation S-K, Item 601(a)(5), this Schedule setting forth the documentation to accompany deliveries has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]